UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act File Number: 811-08397

THE MARSICO INVESTMENT FUND

(Exact Name of Registrant as Specified in Charter)

1200 17th Street, Suite 1700

Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

The Corporation Trust Company

The Marsico Investment Fund

Corporation Trust Center 1209 Orange Street

Wilmington, Delaware 19802

(Name and address of Agent for Service of Process)

Copies to:

Anthony H. Zacharski

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036-6797

Registrant's Telephone Number, including Area Code: 1-888-860-8686

Date of fiscal year end: September 30

Date of Reporting Period: September 30, 2021

Item 1.	Reports to Stockholders

OCTOBER 2021

DEAR SHAREHOLDER:

Enclosed is your annual report for each portfolio of The Marsico Investment Fund (the “Marsico Funds”), encompassing the one-year fiscal period from October 1, 2020 to September 30, 2021.

The purpose of this report is to provide a review of the Marsico Funds’ one-year investment results by discussing what we believe were the main areas that impacted performance – including the macroeconomic environment, sector and industry positioning, and individual stock selection – as compared to the Funds’ performance benchmark indices.

For updated information regarding each Fund’s overall investment positioning and performance, please refer to the Funds’ most recent investment updates, which are available in the Investor Resources section of the Funds’ website at marsicofunds.com.(1)

Other Developments:

Effective December 21, 2020, James D. Marsico became co-manager of the Marsico Growth Fund with Thomas F. Marsico, Brandon A. Geisler, and Peter C. Marsico.

Effective September 1, 2021, the Marsico 21st Century Fund was renamed the Marsico Midcap Growth Focus Fund. In connection with the name change, the Fund made limited changes to its principal investment strategies and has elected to no longer utilize the S&P 500 Index as a secondary benchmark index.

(1)	The references to the Marsico Funds website (marsicofunds.com) included throughout this annual report do not incorporate the website’s contents into this report.

TABLE OF CONTENTS

KEY FUND STATISTICS	2
MARKET ENVIRONMENT	5
MARSICO FOCUS FUND
Investment Review	6
Fund Overview	9
Schedule of Investments	10
MARSICO GROWTH FUND
Investment Review	11
Fund Overview	14
Schedule of Investments	15
MARSICO MIDCAP GROWTH FOCUS FUND
Investment Review	16
Fund Overview	18
Schedule of Investments	19
MARSICO INTERNATIONAL OPPORTUNITIES FUND
Investment Review	21
Fund Overview	23
Schedule of Investments	24
MARSICO GLOBAL FUND
Investment Review	26
Fund Overview	28
Schedule of Investments	29
FINANCIAL STATEMENTS	30
NOTES TO FINANCIAL STATEMENTS	40
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47
EXPENSE EXAMPLE	48
REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM	49
OTHER INFORMATION	50
TRUSTEE AND OFFICER INFORMATION	51

KEY FUND STATISTICS (UNAUDITED)

Marsico Focus Fund	Marsico Growth Fund	Marsico Midcap Growth Focus Fund
MFOCX	MGRIX	MXXIX
For additional disclosures, please see page 9.	For additional disclosures, please see page 14.	For additional disclosures, please see page 18.
PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)
Average Annualized Returns	Average Annualized Returns	Average Annualized Returns

TOTAL ANNUAL OPERATING EXPENSES* 1.49% NET EXPENSES*† 1.45%	TOTAL ANNUAL OPERATING EXPENSES* 1.50% NET EXPENSES*† 1.45%	TOTAL ANNUAL OPERATING EXPENSES* 1.40%
SECTOR ALLOCATION(3)	SECTOR ALLOCATION(3)	SECTOR ALLOCATION(3)

TOP FIVE HOLDINGS		TOP FIVE HOLDINGS		TOP FIVE HOLDINGS

Microsoft Corporation	7.55%	Amazon.com, Inc.	8.45%	Atlassian Corporation PLC - Cl. A	3.30%
Amazon.com, Inc.	7.46%	Alphabet, Inc. - Cl. A	6.82%	FirstService Corporation	3.04%
Alphabet, Inc. - Cl. A	7.23%	Mastercard, Inc. - Cl. A	5.08%	Marvell Technology, Inc.	2.82%
Facebook, Inc. - Cl. A	6.09%	Facebook, Inc. - Cl. A	4.95%	DexCom, Inc.	2.81%
Visa, Inc. - Cl. A	5.83%	Microsoft Corporation	4.82%	The Descartes Systems Group, Inc.	2.80%

For additional disclosures about the Marsico Funds, please see page 4. The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

KEY FUND STATISTICS (UNAUDITED)

Marsico International Opportunities Fund	Marsico Global Fund
MIOFX	MGLBX
For additional disclosures, please see page 23.	For additional disclosures, please see page 28.
PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)
Average Annualized Returns	Average Annualized Returns

TOTAL ANNUAL OPERATING EXPENSES* 1.81% NET EXPENSES*† 1.50%	TOTAL ANNUAL OPERATING EXPENSES* 1.73% NET EXPENSES*† 1.50%
SECTOR ALLOCATION(3)	SECTOR ALLOCATION(3)

TOP FIVE HOLDINGS		TOP FIVE HOLDINGS

AstraZeneca PLC	3.74%	Amazon.com, Inc.	6.42%
Nestlé S.A.	3.21%	Microsoft Corporation	6.30%
ASML Holding N.V.	3.17%	Sea Ltd. ADR	5.48%
Olympus Corporation	3.14%	Apple, Inc.	5.33%
Cellnex Telecom SA	3.12%	Facebook, Inc. - Cl. A	5.25%

Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

KEY FUND STATISTICS (UNAUDITED)

ADDITIONAL DISCLOSURES ABOUT THE MARSICO FUNDS

*

The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated February 1, 2021, as supplemented. The information may differ from the expense ratios disclosed in this report.

†

Marsico Capital Management, LLC (the “Adviser”) has entered into a written expense limitation and fee waiver agreement under which it has agreed to limit the total expenses of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.50% of the average net assets of the International Opportunities Fund and the Global Fund and 1.45% of the average net assets of the Focus Fund and the Growth Fund until January 31, 2022. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2022, upon 15 days prior notice to the Fund and its administrator. The Adviser may recoup from a Fund fees previously waived or expenses previously reimbursed by the Adviser with respect to that Fund pursuant to this agreement (or a previous expense limitation agreement) if: (1) such recoupment by the Adviser does not cause the Fund, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred.

(1)

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(2)

Periodically, certain fees and expenses have been waived or reimbursed by the Adviser for the Growth Fund, the Midcap Growth Focus Fund, the International Opportunities Fund, and the Global Fund. In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses from the Growth Fund, the Midcap Growth Focus Fund, the International Opportunities Fund, and the Global Fund, resulting in a lower performance return.

(3)

Sector weightings represent the percentage of the respective Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

MARKET ENVIRONMENT

MARKET ENVIRONMENT: OCTOBER 2020 – SEPTEMBER 2021 (UNAUDITED)

The last twelve months were strong for global equities, and were a period marked by continued improvements in the ongoing battle against COVID-19, as well as continued fiscal and monetary support both from the Federal Reserve (“Fed”) and the Biden administration. Offsetting strong equity prices was a significant increase in interest rates and continued labor force challenges.

The long struggle with COVID-19 continues, although we are seeing significant progress as of period-end. The general trend line shows that the fight against COVID-19 is having some success, especially with the development of new treatments. More specifically, COVID-19 cases in the US peaked in September 2021 at a seven-day average of approximately 175,000 new cases. As of September 30, 2021, cases have declined -33% since September 1, 2021 and are down -36% from the peak. Hospitalizations and deaths have also begun to decrease and we believe should continue to do so over time. Approximately 76% of US adults ages 12 and older have received at least one dose of vaccine and we expect Pfizer Inc./BioNTech SE to gain authorization from the US Food and Drug Administration (“FDA”) in the coming weeks for use of their vaccine in the ages 5-11 pediatric population. On the treatment front, Merck & Co., Inc. recently released positive data for its at home COVID-19 treatment in pill form, which thus far has proven highly effective. If approved by the FDA, we believe this drug and others from Pfizer and Roche Pharmaceuticals should help reduce the stress on hospitals and further enable economic activity.

On the interest rate front, multiple forces are applying upward pressure. Interest rates are largely impacted by two factors: policy decisions made by the Fed and investor reactions to those decisions. Recently, the Fed has been carefully choosing language in order to temper expectations of dramatic monetary policy shifts in order to avoid a “taper tantrum” like the one experienced in 2013. This time around, it appears the Fed is trying to provide ample notice as to when quantitative easing might end. The Fed has indicated that it will likely reduce the size of its asset purchases sometime this year, as long as the economy stays on track. The Fed would like to moderate the speed at which the 10-year Treasury rate rises, however, we think interest rates are still likely to increase from the suppressed levels seen since the onset of the pandemic.

On the employment front, the domestic unemployment rate fell to 4.8%, which was better than the expected rate and the lowest rate since February 2020 near the beginning of the pandemic. The leisure and hospitality industries again led job creation; however, total nonfarm payrolls estimates fell short, impacted by a decline in government payrolls. Given the strong demand for workers, in our view, it appears a more holistic approach to job formation may be necessary, including elements such as improvements in job training, child care, and rethinking some of the wage assistance programs already underway.

The performance of global markets during the one-year fiscal period ended September 30, 2021 is depicted below. While US markets posted strong gains across the board for the period, small-capitalization US equities posted sizeable gains over the performance of US large- and mid-capitalization stocks. Emerging market equities underperformed compared to developed international equity markets.

Index Name(1)	Universe of Equities Represented	One-Year Total Return (as of September 30, 2021)
US
S&P 500	US large-capitalization equities	+30.00%
Russell 3000	US publicly-traded equities of all sizes	+31.88%
Russell 2000	US small-capitalization equities	+47.68%
Russell Mid-Cap Growth	US medium-capitalization equities	+30.45%

Index Name(1)	Universe of Equities Represented	One-Year Total Return (as of September 30, 2021)
INTERNATIONAL
MSCI EAFE (US$)	Equities in developed international equity markets, including Japan, Western Europe, and Australasia	+25.73%
MSCI Emerging Markets (US$)	Equities in developing international equity markets, including China, India, Eastern Europe, and Latin America	+18.20%
MSCI ACWI (US$)	Equities in the global developed and emerging markets	+27.44%

Sincerely,

THE MARSICO INVESTMENT TEAM

(1)	All indices are unmanaged and investors cannot invest directly in an index.

FOCUS FUND

Investment Review BY TOM MARSICO AND BRANDON GEISLER (UNAUDITED)

The Marsico Focus Fund posted a total return of +22.52% for the one-year fiscal period ended September 30, 2021. The Fund underperformed its benchmark index, the S&P 500 Index, which had a total return of +30.00% over the same time period. Please see the Fund’s Overview for more detailed information about the Fund’s longer-term performance for various time periods ended September 30, 2021.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

The Focus Fund is non-diversified and may hold fewer securities than a diversified fund because it is permitted to invest a greater percentage of its assets in a smaller number of issuers. Holding securities of fewer issuers increases the risk that the value of the Fund could go down because of the poor performance of a single investment or may be more volatile than its benchmark. The Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that investments may not perform as anticipated. Please see the Prospectus for more information.

The Fund is not managed to track its benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security compared to its weight in the benchmark. The Fund may be subject to risks associated with a particular sector or other area in which it is overweight, including the risk that the stocks of companies within one area could simultaneously decline in price because of an event that affects the entire area. For informational purposes, the discussion below may compare the benchmark weight or performance of a sector or industry to the investment approach of the Fund.

The Focus Fund’s underperformance during the one-year period ended September 30, 2021, as compared to the S&P 500 Index, can be attributed to certain weaker-performing Fund holdings in several areas including the Industrials, Materials, and Financials sectors, as defined in the Global Industry Classification Standard (“GICS”)(2), as well as certain other stocks. From a sector allocation perspective, the Fund’s performance was further dampened by maintaining an underweight allocation to the Financials sector, one of the stronger-performing areas of the benchmark index, having no investments in the Energy sector, which was the strongest-performing sector of the benchmark index, and by maintaining an overweight stance in the weaker-performing Consumer Discretionary sector. Additionally, as the benchmark index returned +30% during the period, the Fund incurred an opportunity cost by maintaining a 2% cash position on average.

In the Industrials sector, Canadian Pacific Railway Ltd. (“CP”) was a detractor to performance due to the Fund’s overweight posture to the stock as compared to the benchmark index, as well as the stock’s negative total return (-15% before it was sold). CP was involved in a battle with Canadian National Railway (“CNI”) to acquire Kansas City Southern (“KSU”). CNI has since abandoned its pursuit of KSU, but the outcome still has a reasonable degree of uncertainty as CP must obtain approval from regulators (largely the Surface Transportation Board) to acquire KSU. While we view the KSU asset favorably and feel it is complementary to CP, this whole pursuit is a distraction for the management team and it means a less cohesive thesis for owning CP at the moment.

In the Materials sector, Ball Corporation slid -5% for the period before it was sold. The Fund’s overweight posture in this stock relative to its benchmark index further detracted from results. Underperformance was driven by investor concerns regarding the sustainability of the strong end demand for aluminum cans over the last several years, in particular given a return to a more normal consumption environment between away-from-home and at-home consumption. We share these concerns, in addition to concerns related to stepped up capacity investments announced by the major producers, which could drive down returns on capital as supply and demand dynamics reach more of an equilibrium, and therefore exited the position during the year.

FOCUS FUND

Financials sector holding S&P Global, Inc. (“SPGI”) also hindered results (-6% before it was sold). We decided to sell SPGI as we determined the stock’s valuation was stretched while the company is entering a rising interest rate environment with spreads approaching all-time lows. Additionally, we believe SPGI’s pending merger with IHS Markit Ltd. creates new operational and execution risks. We think the current interest rate environment and risks surrounding the merger make further valuation upside limited and we expect earnings growth to decelerate.

In the Consumer Discretionary sector, Chinese e-commerce company Alibaba Group Holding Ltd. Spon. ADR (“Alibaba”) (-17% prior to being sold) detracted from performance. Alibaba has suffered from increased Chinese regulatory scrutiny of the company that began in December 2020. Specifically, the Chinese government targeted Alibaba’s fintech operation, Ant Financial, as well as its status as a “monopoly” e-commerce company. While additional regulation will likely force Alibaba to change some of its business practices, its status as the dominant e-commerce platform remains and we believe it will grow further along with the Chinese economy. Despite our positive medium-term outlook on the company, we ultimately decided to re-allocate the Fund’s exposure as we evaluate the regulatory changes.

On the positive end of the spectrum, the Fund’s performance was boosted by having no exposure to one of the weakest-performing sectors of the benchmark index, Consumer Staples, and an underweight allocation to the weaker-performing Health Care sector. In addition, certain stocks in the Communication Services and Information Technology sectors provided a tailwind for performance as discussed further below.

In the Communication Services sector, Alphabet Inc. - Cl. A (“Alphabet”) (+82%) emerged as the largest positive contributor to Fund performance during the period. An overweight allocation to the stock as compared to the benchmark index created additional relative returns. Alphabet’s largest source of revenue is generated from its advertising businesses, which have seen material improvement as restrictions on mobility and travel have lifted. Demand for services is returning in a material way and we believe that Google Search should be the beneficiary of this as many of its advertisers look to capture customers focused on travel and activities outside of their homes. We see Alphabet as well-positioned to outperform in various environments given its ability to grow the business from separate areas of the company.

Information Technology stocks Lam Research Corporation (“Lam”) (+75%) and NVIDIA Corporation (“NVIDIA”) (+53%) were also strong, positive contributors to Fund performance during the period. Lam has outperformed due to much stronger-than-expected fundamentals in the semiconductor industry resulting from widespread chip shortages. Lam makes many of the critical tools used in producing semiconductors, and demand for its products has increased dramatically during the current backdrop of these shortages that continue to worsen for automakers, PC makers, and other major consumers of chips. Additionally, Lam has relatively high exposure to making tools specifically utilized in the production of memory chips, and the outlook for this segment has continued to improve. Lam’s order backlog has extended, leading to visibility well into 2022. Also, Lam’s higher-margin services business continues to grow as a portion of Lam’s enterprise, adding to increased aggregate company revenue and earnings stability.

NVIDIA outperformed as underlying fundamentals in both its gaming and datacenter businesses improved throughout the period. NVIDIA is a global leader in “parallel computing” hardware and software, which runs thousands of calculations parallel to each other versus traditional “serial computing” that is performed one operation at a time. NVIDIA’s parallel computing graphics processing units, which are used in many different applications including video games, datacenters, and autonomous vehicles, are currently viewed as the gold standard in the industry. Longer-term we are excited that NVIDIA has started to provide more datapoints supporting its transition from a pure hardware company to an artificial intelligence software leader which we think may cement its position in the digital economy of the future.

During the reporting period, the Fund increased exposure to the Communication Services and Financials sectors. The Fund eliminated its sole holding in the Real Estate sector and decreased its allocations to the Information Technology, Industrials, Materials and Consumer Discretionary sectors. There was no significant change to the Fund’s allocation to the Health Care sector.

FOCUS FUND

Fiscal Period-End Investment Posture

As of September 30, 2021, the Fund’s largest sector allocations included Information Technology, Consumer Discretionary, and Communication Services. As of that date, the Fund had no investments in the Consumer Staples, Energy, Real Estate, or Utilities sectors.

Sincerely,

THOMAS F. MARSICO
BRANDON A. GEISLER
PORTFOLIO MANAGERS

(1)	Total returns are based on net change in net asset value assuming reinvestment of distributions. Please see the Prospectus for more information.

(2)

Regarding GICS data cited throughout this report, the Global Industry Classification Standard was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by Marsico Capital Management, LLC (the “Adviser”). Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Focus Fund Overview

September 30, 2021 (Unaudited)

The Focus Fund is a non-diversified portfolio and invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Fund will normally hold a core position of between 20 and 35 common stocks.

TOTAL ANNUAL OPERATING EXPENSES* 1.49% NET EXPENSES*† 1.45%	NET ASSETS $895,640,969	NET ASSET VALUE PER SHARE $28.84

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON(1)
	Average Annualized Returns

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	Microsoft Corporation	7.55%
	Amazon.com, Inc.	7.46%
	Alphabet, Inc. - Cl. A	7.23%
	Facebook, Inc. - Cl. A	6.09%
	Visa, Inc. - Cl. A	5.83%

*

The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated February 1, 2021, as supplemented, and may differ from the expense ratios disclosed in this report.

†

Marsico Capital Management, LLC (the “Adviser”) has entered into a written expense limitation and fee waiver agreement under which it has agreed to limit the total expenses of the Focus Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.45% of the Fund’s average net assets until January 31, 2022. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2022 upon 15 days prior notice to the Fund and its administrator. The Adviser may recoup from the Fund fees previously waived or expenses previously reimbursed by the Adviser with respect to that Fund pursuant to this agreement (or a previous expense limitation agreement) if: (1) such recoupment by the Adviser does not cause the Fund, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred.

(1)

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(2)	This chart assumes an initial investment of $10,000 made on September 30, 2011. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(3)

Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

Schedule of Investments

MARSICO FOCUS FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Air Freight & Logistics
United Parcel Service, Inc. - Cl. B	166,234	$30,271,211	3.38%

Apparel, Accessories & Luxury Goods
lululemon athletica, inc.*	52,632	21,300,170	2.38

Application Software
Adobe, Inc.*	45,286	26,072,056	2.91

Asset Management & Custody Banks
Blackstone, Inc.	280,141	32,591,604	3.64

Consumer Finance
American Express Co.	165,792	27,775,134	3.10

Data Processing & Outsourced Services
PayPal Holdings, Inc.*	137,516	35,783,038	3.99
Visa, Inc. - Cl. A	234,385	52,209,259	5.83
		87,992,297	9.82
Footwear
NIKE, Inc. - Cl. B	180,748	26,250,032	2.93

Health Care Equipment
Danaher Corporation	105,369	32,078,539	3.58
Intuitive Surgical, Inc.*	22,515	22,383,287	2.50
		54,461,826	6.08
Interactive Media & Services
Alphabet, Inc. - Cl. A*	24,227	64,771,369	7.23
Facebook, Inc. - Cl. A*	160,547	54,488,046	6.09
		119,259,415	13.32
Internet & Direct Marketing Retail
Amazon.com, Inc.*	20,346	66,837,424	7.46

Movies & Entertainment
The Walt Disney Company*	282,962	47,868,682	5.35

Restaurants
Chipotle Mexican Grill, Inc.*	12,733	23,142,482	2.58
Starbucks Corp.	377,988	41,695,856	4.66
		64,838,338	7.24
Semiconductor Equipment
Lam Research Corporation	42,919	24,427,349	2.73

Semiconductors
NVIDIA Corporation	238,656	49,439,977	5.52

Specialty Chemicals
The Sherwin-Williams Company	120,852	33,805,930	3.77

Systems Software
Microsoft Corporation	239,819	67,609,773	7.55%
ServiceNow, Inc.*	54,153	33,697,787	3.76
		101,307,560	11.31
Technology Hardware, Storage & Peripherals
Apple, Inc.	265,921	37,627,821	4.20

TOTAL COMMON STOCKS
(Cost $390,318,037)		852,126,826	95.14

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 0.000%	23,702,358	23,702,358	2.65

TOTAL SHORT-TERM INVESTMENTS
(Cost $23,702,358)		23,702,358	2.65

TOTAL INVESTMENTS
(Cost $414,020,395)		875,829,184	97.79

Cash and Other Assets, Less Liabilities		19,811,785	2.21

NET ASSETS		$895,640,969	100.00%

*	Non-income producing.

See notes to financial statements.

GROWTH FUND

Investment Review BY TOM MARSICO, BRANDON GEISLER, PETER MARSICO, AND JIMMY MARSICO (UNAUDITED)

The Marsico Growth Fund posted a total return of +26.51% for the one-year fiscal period ended September 30, 2021. The Fund underperformed the S&P 500 Index, the Fund’s benchmark index, which had a total return of +30.00% over the same time period. Please see the Fund’s Overview for more detailed information about the Fund’s longer-term performance for various time periods ended September 30, 2021.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

The Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that investments may not perform as anticipated. Please see the Prospectus for more information.

The Fund is not managed to track its benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security compared to its weight in the benchmark. The Fund may be subject to risks associated with a particular sector or other area in which it is overweight, including the risk that the stocks of companies within one area could simultaneously decline in price because of an event that affects the entire area. For informational purposes, the discussion below may compare the benchmark weight or performance of a sector or industry to the investment approach of the Fund.

The Growth Fund’s underperformance during the one-year period ended September 30, 2021, as compared to the S&P 500 Index, was in part attributable to certain weaker-performing Fund holdings in the Information Technology, Industrials, and Financials sectors as defined in the Global Industry Classification Standard (“GICS”). From a sector allocation perspective, the Fund’s performance was dampened by maintaining an underweight allocation in the strong-performing Financials sector of the benchmark index, and having no investments in the Energy sector which was the strongest-performing sector of the benchmark index. Additionally, as the benchmark index returned +30% during the period, the Fund incurred an opportunity cost by maintaining a 3% cash position on average.

In the Information Technology sector, Mastercard, Inc. - Cl. A (“Mastercard”) detracted from performance due to the Fund’s heavily weighted posture to the stock as compared to the benchmark index, as well as the stock’s negative total return (-1%). As the pandemic forced people to cut back on travel, particularly overseas, Mastercard’s earnings were negatively impacted. On the other hand, the rise in e-commerce spending during the pandemic offset much of this decline and we believe will ultimately benefit the network business. We would expect shares of Mastercard to perform well as travel demand returns over the next year. Longer-term, the ongoing transition from cash to electronic payment is expected to continue, thereby benefiting Mastercard.

In the Industrials sector, Uber Technologies, Inc. (“Uber”) detracted from performance. While the stock returned +6% before being sold, this paled in comparison to the benchmark’s sector total return of +29%. We sold the stock for multiple reasons, including the emergence of the Delta variant, which has constrained mobility. Globally, the lack of progress towards higher vaccination rates in some countries has also hampered Uber’s core business as the reopening of these economies has slowed. Driver supply issues have also led to poor customer experiences, acting as a further drag on the company’s stock.

Financials sector holding S&P Global, Inc. (“SPGI”) also hindered results (+2% before it was sold) as it underperformed the benchmark’s sector total return of +59%. We decided to sell SPGI as we determined the stock’s valuation was stretched while the company is entering a rising interest rate environment with spreads approaching all-time lows. Additionally, we believe SPGI’s pending merger with IHS Markit Ltd. creates new operational and execution risks. We think the current interest rate environment and risks surrounding the merger make further valuation upside limited and we expect earnings growth to decelerate.

GROWTH FUND

On the positive end of the spectrum, the Fund’s performance was boosted relative to its benchmark index by strong stock selection in several sectors including Communication Services, Consumer Discretionary, and Health Care, as discussed further below. The Fund’s underweight posture to one of the weakest-performing sectors of the benchmark index, Consumer Staples, and an overweight posture to the stronger-performing sector, Communication Services, provided a tailwind.

In the Communication Services sector, Snap, Inc. - Cl. A (“Snap”) (+177%) emerged as the strongest individual contributor to performance overall. The company has developed into a robust platform with diverse avenues for growth in monetization and engagement. We believe that Snap has built an incredible team that quickly developed a performance advertising service prior to the beginning of the pandemic. This allowed Snap to experience substantial growth in revenue from customers needing to access digital advertising to drive sales during lockdowns. As the impacts of the pandemic hopefully slow, we believe Snap remains in a great position to further its engagement and monetization, and the company believes it can grow revenues over 50% per year for the next few years, which should drive strong equity performance.

Consumer Discretionary holding Tesla, Inc. (“Tesla”) (+83%) contributed positively to Fund performance given the stock’s significant appreciation and the Fund’s overweight position in Tesla as compared to the benchmark index. Strong demand for electric cars in general, and Tesla’s products in particular, led to very impressive operating performance for the company. Tesla was also able to keep up with this strong demand despite significant issues occurring in the global supply chain which negatively impacted other automakers. As a result, Tesla has furthered its lead in the automotive space and we anticipate the company continuing to out-innovate and move faster than its peers due to its manufacturing and strong brand advantages.

In Health Care, Health Care Equipment & Services holding DexCom, Inc. (“Dexcom”) was a positive contributor to Fund performance posting a +37% return for the period. Dexcom’s outperformance can be attributed to wider-spread market adoption of continuous glucose monitors (“CGMs”) and excitement for the company’s upcoming G7 product launch. A CGM differs substantially from the traditional method of measuring blood glucose for type 1 and type 2 diabetics. Rather than pricking a finger for a blood sample as many as four times a day, CGMs are worn 24 hours a day and provide data on blood glucose continuously instead of at discrete points in time. Clinical data has shown that CGMs can produce superior medical results and lower overall health care costs. In addition, Dexcom expects to launch its next generation product, the G7, by the end of the year, and the market appears to have begun to recognize the positive sales and margin contributions this should provide.

There were several sector adjustments made during the reporting period. The Fund increased exposure to the Communication Services, Consumer Discretionary, Consumer Staples and Industrials sectors. Conversely, the Fund eliminated its holdings in the Financials, Materials and Real Estate sectors and decreased its allocations to the Information Technology, and Health Care sectors.

Fiscal Period-End Investment Posture

As of September 30, 2021, the Fund’s largest sector allocations included Information Technology, Consumer Discretionary, Communication Services, and Health Care. As of that date, the Fund had no investments in the Energy, Financials, Materials, Real Estate, or Utilities sectors.

GROWTH FUND

Other Developments

Effective December 21, 2020, James D. Marsico became co-manager of the Growth Fund with Thomas F. Marsico, Brandon A. Geisler, and Peter C. Marsico.

Sincerely,

THOMAS F. MARSICO
BRANDON A. GEISLER
PETER C. MARSICO
JAMES D. MARSICO
PORTFOLIO MANAGERS

(1)

Total returns are based on net change in net asset value assuming reinvestment of distributions. Periodically, certain fees and expenses have been waived or reimbursed by the Adviser for the Growth Fund. In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses from the Growth Fund, resulting in a lower performance return. Please see the Prospectus for more information.

GROWTH Fund Overview

September 30, 2021 (Unaudited)

The Growth Fund is a diversified portfolio and invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Growth Fund will normally hold a core position of up to 50 common stocks.

TOTAL ANNUAL OPERATING EXPENSES* 1.50% NET EXPENSES*† 1.45%	NET ASSETS $423,855,478	NET ASSET VALUE PER SHARE $29.78

GROWTH OF $10,000(1)(2)(3)	PERFORMANCE COMPARISON(1)
	Average Annualized Returns

SECTOR ALLOCATION(4)	TOP FIVE HOLDINGS

	Amazon.com, Inc.	8.45%
	Alphabet, Inc. - Cl. A	6.82%
	Mastercard, Inc. - Cl. A	5.08%
	Facebook, Inc. - Cl. A	4.95%
	Microsoft Corporation	4.82%

*

The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated February 1, 2021, as supplemented, and may differ from the expense ratios disclosed in this report.

†

Marsico Capital Management, LLC (the “Adviser”) has entered into a written expense limitation and fee waiver agreement under which it has agreed to limit the total expenses of the Growth Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.45% of the Fund’s average net assets until January 31, 2022. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2022 upon 15 days prior notice to the Fund and its administrator. The Adviser may recoup from the Fund fees previously waived or expenses previously reimbursed by the Adviser with respect to that Fund pursuant to this agreement (or a previous expense limitation agreement) if: (1) such recoupment by the Adviser does not cause the Fund, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred.

(1)

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.
All indices are unmanaged and investors cannot invest directly in an index.
(2)

Periodically, certain fees and expenses have been waived or reimbursed by the Adviser for the Growth Fund. In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses from the Growth Fund, resulting in a lower performance return.

(3)	This chart assumes an initial investment of $10,000 made on September 30, 2011. Total returns are based on net change in NAV, assuming reinvestment of distributions.
(4)

Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

Schedule of Investments

MARSICO GROWTH FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Apparel Retail
Burlington Stores, Inc.*	30,297	$8,591,320	2.03%

Application Software
DocuSign, Inc.*	15,469	3,982,185	0.94

Automobile Manufacturers
Tesla, Inc.*	15,928	12,351,845	2.91

Data Processing & Outsourced Services
Mastercard, Inc. - Cl. A	61,923	21,529,388	5.08
PayPal Holdings, Inc.*	65,014	16,917,293	3.99
Square, Inc. - Cl. A*	41,839	10,034,666	2.37
		48,481,347	11.44
Health Care Equipment
Danaher Corporation	45,129	13,739,073	3.24
DexCom, Inc.*	16,921	9,253,418	2.18
Edwards Lifesciences Corp.*	54,248	6,141,416	1.45
Insulet Corp.*	29,688	8,438,220	1.99
Intuitive Surgical, Inc.*	12,084	12,013,309	2.84
		49,585,436	11.70
Hotels, Resorts & Cruise Lines
Hilton Worldwide Holdings, Inc.*	35,520	4,692,547	1.11

Interactive Home Entertainment
Sea Ltd. ADR*	36,869	11,751,256	2.77

Interactive Media & Services
Alphabet, Inc. - Cl. A*	10,823	28,935,507	6.82
Facebook, Inc. - Cl. A*	61,824	20,982,447	4.95
Match Group, Inc.*	42,352	6,648,841	1.57
Snap, Inc. - Cl. A*	100,270	7,406,945	1.75
		63,973,740	15.09
Internet & Direct Marketing Retail
Amazon.com, Inc.*	10,897	35,797,081	8.45
DoorDash, Inc. - Cl. A*	23,149	4,768,231	1.12
		40,565,312	9.57
Internet Services & Infrastructure
Shopify, Inc. - Cl. A*	3,944	5,347,196	1.26
Twilio, Inc. - Cl. A*	32,115	10,246,291	2.42
		15,593,487	3.68
Movies & Entertainment
The Walt Disney Company*	85,750	14,506,328	3.42

Personal Products
The Estee Lauder Companies, Inc. – Cl. A	55,112	16,529,742	3.90

Research & Consulting Services
CoStar Group, Inc.*	53,080	4,568,065	1.08

Restaurants
Chipotle Mexican Grill, Inc.*	6,987	12,699,012	3.00%
Domino’s Pizza, Inc.	13,865	6,613,051	1.56
Starbucks Corp.	140,613	15,511,020	3.66
		34,823,083	8.22
Semiconductors
NVIDIA Corporation	73,944	15,318,239	3.61

Systems Software
Microsoft Corporation	72,456	20,426,795	4.82
ServiceNow, Inc.*	21,274	13,238,172	3.12
		33,664,967	7.94
Technology Hardware, Storage & Peripherals
Apple, Inc.	132,564	18,757,806	4.43

Trucking
Lyft, Inc. - Cl. A*	180,757	9,686,768	2.29

TOTAL COMMON STOCKS
(Cost $236,929,711)		407,423,473	96.13

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 0.000%	12,261,739	12,261,739	2.89

TOTAL SHORT-TERM INVESTMENTS
(Cost $12,261,739)		12,261,739	2.89

TOTAL INVESTMENTS
(Cost $249,191,450)		419,685,212	99.02

Cash and Other Assets, Less Liabilities		4,170,266	0.98

NET ASSETS		$423,855,478	100.00%

*	Non-income producing.

See notes to financial statements.

MIDCAP GROWTH FOCUS FUND

Investment Review BY BRANDON GEISLER (UNAUDITED)

The Marsico Midcap Growth Focus Fund posted a total return of +36.56% for the one-year fiscal period ended September 30, 2021. The Fund outperformed the Russell Midcap Growth Index, the Fund’s benchmark index, which had a total return of +30.45% over the same time period. Please see the Fund’s Overview for more detailed information about the Fund’s longer-term performance for various time periods ended September 30, 2021.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

The Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that investments may not perform as anticipated.

The Fund’s investments in medium-capitalization or midcap companies, as well as any investments in small-cap companies, can involve more risk than investments in larger companies because medium-capitalization and smaller companies have potentially greater sensitivity to adverse business or economic conditions. Medium-capitalization and smaller companies may have more limited financial resources, markets or product lines, less access to capital markets, and more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of larger companies, or to decline more significantly during market downturns than the market as a whole. Please see the Prospectus for more information.

The Fund is not managed to track its benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security compared to its weight in the benchmark. The Fund may be subject to risks associated with a particular sector or other area in which it is overweight, including the risk that the stocks of companies within one area could simultaneously decline in price because of an event that affects the entire area. For informational purposes, the discussion below may compare the benchmark weight or performance of a sector or industry to the investment approach of the Fund.

The Midcap Growth Focus Fund’s outperformance during the one-year period ended September 30, 2021 as compared to its benchmark, the Russell Midcap Growth Index, was due in part to stronger-performing stocks in the Communication Services, Information Technology, and Financials sectors, as defined in the Global Industry Classification Standard (“GICS”). From a sector allocation perspective, Fund performance was boosted by having a lack of exposure to the weakest-performing sector of the benchmark index, Consumer Staples, and an overweight posture in the stronger-performing Real Estate sector.

In the Communication Services sector, Snap, Inc. - Cl. A (“Snap”) (+208%) emerged as the strongest individual contributor to performance overall. The company has developed into a robust platform with diverse avenues for growth in monetization and engagement. We believe that Snap has built an incredible team that quickly developed a performance advertising service prior to the beginning of the pandemic. This allowed Snap to experience substantial growth in revenue from customers needing to access digital advertising to drive sales during lockdowns. As the impacts of the pandemic hopefully slow, we believe Snap remains in a great position to further its engagement and monetization, and the company believes it can grow revenues over 50% per year for the next few years, which should drive strong equity performance.

Information Technology holding Atlassian Corporation PLC - Cl. A (“Atlassian”) (+126%) was a top performer for the Fund for the period, as the demand for app-development tools accelerated given the need to improve productivity for enterprises that have become decentralized as a result of the work-from-home trend. Atlassian also has successfully transitioned its business to a cloud-based model, leading to substantial revenue acceleration. The stock performed well as investors started to realize the long-term growth prospects for the company, given the strong demand for its products.

MIDCAP GROWTH FOCUS FUND

In the Financials sector, strong performance from First Republic Bank (“First Republic”) (+78%) boosted Fund returns. Throughout the pandemic, First Republic has continued its consistent growth streak, taking market share from big banks in its markets, mainly in New York City and California. First Republic continues to grow its mortgage and business loan books rapidly as well as further develop and expand its in-house wealth management business. The bank’s credit remains pristine as well, with few charge-offs from its affluent customer base. As interest rates normalize over time, we would expect to see First Republic continue to perform well.

The Fund had a few weak spots during the period, including Real Estate sector holding SBA Communications Corporation – Cl. A (“SBA”) (+4%). While SBA was up slightly on an absolute basis during the period, it did significantly underperform the Fund’s benchmark index, and therefore detracted from relative performance overall. SBA continues to be a very strong 5G wireless franchise in the Americas. While it performed well over the last several years, over the period it was negatively impacted by rising interest rates based on the long-duration of its cash flows. Over time, we expect interest rates to normalize and SBA to continue to grow its power base and exploit the opportunity that exists in 5G.

Another individual detractor was Consumer Discretionary sector holding Ollie’s Bargain Outlet Holdings, Inc. (“Ollie’s”) (-31%). Ollie’s lagged as the company lapped strong, pandemic-related 2020 performance and more recently was affected by the supply chain issues which impacted the broader retail space in general.

Additionally, as the benchmark index returned +30.45% during the period, the Fund incurred an opportunity cost by maintaining a 3% cash position on average.

During the reporting period, the Fund reduced its exposure to the Information Technology and Materials sectors, and increased its allocations to the Health Care and Financials sectors. There were no significant changes to the Fund’s allocations to the Industrials, Real Estate, Consumer Discretionary, or Communication Services sectors.

Fiscal Period-End Investment Posture

As of September 30, 2021, the Fund’s primary economic sector allocations included Information Technology, Health Care, Industrials, and Consumer Discretionary. At period end, the Fund had no investments in the Consumer Staples, Energy, or Utilities sectors.

Other Developments

Effective September 1, 2021, the Marsico 21st Century Fund was renamed the Marsico Midcap Growth Focus Fund. In connection with the name change, the Fund made limited changes to its principal investment strategies and has elected to no longer utilize the S&P 500 Index as a secondary benchmark index.

Sincerely,

BRANDON A. GEISLER
PORTFOLIO MANAGER

(1)

Total returns are based on net change in net asset value assuming reinvestment of distributions. Periodically, certain fees and expenses have been waived or reimbursed by the Adviser for the Midcap Growth Focus Fund. In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses from the Midcap Growth Focus Fund, resulting in a lower performance return. Please see the Prospectus for more information.

MIDCAP GROWTH FOCUS Fund Overview

September 30, 2021 (Unaudited)

The Midcap Growth Focus Fund is a diversified portfolio and invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size. Under normal circumstances, the Fund will invest at least 80% of the value of its assets in medium-capitalization (or “midcap”) growth companies. The Fund will normally hold a core position of between 35 and 50 securities.

TOTAL ANNUAL OPERATING EXPENSES* 1.40%	NET ASSETS $379,038,523	NET ASSET VALUE PER SHARE $52.48

GROWTH OF $10,000(1)(3)	PERFORMANCE COMPARISON(1)
	Average Annualized Returns

SECTOR ALLOCATION(4)	TOP FIVE HOLDINGS

	Atlassian Corporation PLC - Cl. A	3.30%
	FirstService Corporation	3.04%
	Marvell Technology, Inc.	2.82%
	DexCom, Inc.	2.81%
	The Descartes Systems Group, Inc.	2.80%

*

The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated February 1, 2021, as supplemented, and may differ from the expense ratio disclosed in this report.

(1)

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

The Russell Midcap Growth Index (the “Underlying Index”) measures the performance of the mid-capitalization growth sector of the US equity market, and is composed of mid-capitalization US equities that exhibit growth characteristics. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the US equity market. The Underlying Index measures the performance of equity securities of Russell Midcap Index issuers with higher price-to-book ratios and higher forecasted growth.

(2)

Periodically, certain fees and expenses have been waived or reimbursed by the Adviser for the Midcap Growth Focus Fund. In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses from the Midcap Growth Focus Fund, resulting in a lower performance return.

(3)	This chart assumes an initial investment of $10,000 made on September 30, 2011. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(4)

Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

Schedule of Investments

MARSICO MIDCAP GROWTH FOCUS FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
Axon Enterprise, Inc.*	45,519	$7,966,736	2.10%
HEICO Corporation	48,506	6,396,486	1.69
		14,363,222	3.79
Airlines
Spirit Airlines, Inc.*	159,352	4,133,591	1.09

Apparel Retail
Burlington Stores, Inc.*	33,400	9,471,238	2.50

Application Software
Atlassian Corporation PLC - Cl. A*	31,984	12,519,177	3.30
Constellation Software, Inc.	5,185	8,494,378	2.24
Datadog, Inc. - Cl. A*	36,162	5,111,499	1.35
Guidewire Software, Inc.*	51,859	6,164,479	1.63
PTC, Inc.*	62,052	7,433,209	1.96
The Descartes Systems Group, Inc.*	130,400	10,614,432	2.80
Unity Software, Inc.*	31,275	3,948,469	1.04
		54,285,643	14.32
Biotechnology
Exact Sciences Corporation*	75,476	7,204,184	1.90
Horizon Therapeutics PLC*	40,140	4,396,936	1.16
Natera, Inc.*	57,935	6,456,277	1.70
		18,057,397	4.76
Data Processing & Outsourced Services
Global Payments, Inc.	44,029	6,938,090	1.83
WEX, Inc.*	47,247	8,322,086	2.20
		15,260,176	4.03
Diversified Support Services
Cintas Corp.	22,184	8,444,561	2.23

Education Services
Bright Horizons Family Solutions, Inc.*	44,346	6,182,719	1.63

Electrical Components & Equipment
AMETEK, Inc.	48,635	6,031,226	1.59

Electronic Components
Amphenol Corp. - Cl. A	112,790	8,259,612	2.18

Electronic Equipment & Instruments
Cognex Corporation	95,603	7,669,273	2.02
Novanta, Inc.*	42,470	6,561,615	1.73
		14,230,888	3.75
Financial Exchanges & Data
MSCI, Inc.	14,888	9,056,966	2.39

General Merchandise Stores
Ollie’s Bargain Outlet Holdings, Inc.*	92,808	5,594,466	1.48

Health Care Equipment
DexCom, Inc.*	19,509	10,668,692	2.81
IDEXX Laboratories, Inc.*	14,839	9,228,374	2.44
Insulet Corp.*	33,293	9,462,869	2.50
		29,359,935	7.75

Health Care Supplies
The Cooper Companies, Inc.	18,402	7,605,731	2.01%

Health Care Technology
GoodRx Holdings, Inc. - Cl. A*	114,118	4,681,121	1.24
Teladoc Health, Inc.*	25,414	3,222,749	0.85
		7,903,870	2.09
Home Improvement Retail
Floor & Decor Holdings, Inc. - Cl. A*	48,648	5,876,192	1.55

Hotels, Resorts & Cruise Lines
Hilton Worldwide Holdings, Inc.*	55,339	7,310,835	1.93

Interactive Media & Services
Snap, Inc. - Cl. A*	135,135	9,982,422	2.63

Internet Services & Infrastructure
Twilio, Inc. - Cl. A*	30,315	9,672,001	2.55

Leisure Facilities
Planet Fitness, Inc. - Cl. A*	57,142	4,488,504	1.18

Life Sciences Tools & Services
Avantor, Inc.*	222,919	9,117,387	2.40
Mettler-Toledo International, Inc.*	3,357	4,623,798	1.22
Repligen Corp.*	22,893	6,615,848	1.75
		20,357,033	5.37
Metal & Glass Containers
Ball Corporation	42,589	3,831,732	1.01

Movies & Entertainment
Spotify Technology S.A.*	15,731	3,544,824	0.94

Real Estate Services
FirstService Corporation	63,800	11,534,975	3.04

Regional Banks
First Republic Bank	51,040	9,844,595	2.60

Research & Consulting Services
CoStar Group, Inc.*	105,880	9,112,033	2.40

Restaurants
Chipotle Mexican Grill, Inc.*	3,860	7,015,627	1.85

Semiconductor Equipment
Lam Research Corporation	17,033	9,694,332	2.56

Semiconductors
Marvell Technology, Inc.	177,282	10,691,877	2.82
Microchip Technology, Inc.	53,322	8,184,394	2.16
		18,876,271	4.98

SCHEDULE OF INVESTMENTS

MARSICO MIDCAP GROWTH FOCUS FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2021

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS (continued)
Specialized Consumer Services
frontdoor, inc.*	67,857	$2,843,208	0.75%

Specialized REITs
SBA Communications Corporation - Cl. A	23,673	7,825,584	2.06

Trucking
Lyft, Inc. - Cl. A*	135,642	7,269,055	1.92

TOTAL COMMON STOCKS
(Cost $206,848,367)		367,320,464	96.91

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 0.000%	11,893,335	11,893,335	3.14

TOTAL SHORT-TERM INVESTMENTS
(Cost $11,893,335)		11,893,335	3.14

TOTAL INVESTMENTS
(Cost $218,741,702)		379,213,799	100.05

Liabilities, Less Cash and Other Assets		(175,276)	(0.05)

NET ASSETS		$379,038,523	100.00%

*	Non-income producing

See notes to financial statements.

INTERNATIONAL OPPORTUNITIES FUND

Investment Review BY TOM MARSICO AND ROB SUSMAN (UNAUDITED)

The Marsico International Opportunities Fund posted a total return of (US$) +18.48% for the one-year fiscal period ended September 30, 2021. The Fund underperformed the MSCI EAFE Index, the Fund’s benchmark index, which had a total return of (US$) +25.73% over the same time period. Please see the Fund’s Overview for more detailed information about the Fund’s longer-term performance for various time periods ended September 30, 2021.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, differences in securities regulations and accounting standards, possible changes in taxation, limited public information, and other factors. In addition, the Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that investments may not perform as anticipated. Please see the Prospectus for more information.

The Fund is not managed to track its benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security compared to its weight in the benchmark. The Fund may be subject to risks associated with a particular sector or other area in which it is overweight, including the risk that the stocks of companies within one area could simultaneously decline in price because of an event that affects the entire area. For informational purposes, the discussion below may compare the benchmark weight or performance of a sector or industry to the investment approach of the Fund.

The International Opportunities Fund’s underperformance during the one-year period ended September 30, 2021 as compared to the MSCI EAFE Index was due, in part, to certain weaker-performing stocks in the Consumer Discretionary, Communication Services, and Financials sectors as defined in the Global Industry Classification Standard (“GICS”), as well as certain other stocks. In addition, the Fund’s performance was dampened by having an underweight allocation to the stronger-performing Financials and Energy sectors, and an overweight allocation to the weaker-performing Health Care and Communication Services sectors of the benchmark index.

In the Consumer Discretionary sector, Chinese e-commerce company Alibaba Group Holding Ltd. Spon. ADR (“Alibaba”) (-51%) detracted from performance. Alibaba has suffered from increased Chinese regulatory scrutiny of the company that began in December 2020. Specifically, the Chinese government targeted Alibaba’s fintech operation, Ant Financial, as well as its status as a “monopoly” e-commerce company. While additional regulation will likely force Alibaba to change some of its business practices, its status as the dominant e-commerce platform remains and we believe it will grow further along with the Chinese economy.

Communication Services holding Tencent Holdings Ltd. (“Tencent”) (-12%), also created a headwind to performance. While underlying business fundamentals were robust, the stock suffered as a result of President Xi’s regulatory crackdown on large technology and gaming companies. While we believe the long-term effects of additional regulation will be manageable, the stock suffered from capital flight as the enhanced regulation was announced. We believe Tencent’s core position as a dominant gaming, messaging, social media, and cloud company in China means there are years of steady growth ahead. We would expect the stock to recover some of its underperformance as we move away from the poorly-received regulatory announcements.

In the Financials sector, Diversified Financials stock Deutsche Boerse A.G. (“Deutsche Boerse”) (-6%) detracted from results. Nevertheless, we continue to like the outlook for Deutsche Boerse as more financial products are traded on exchanges versus over-the-counter, and more people enter the markets globally. Additionally, Deutsche Boerse has a strong balance sheet and continues to add accretive acquisitions, including its recent purchase of market and environmental, social and governance (“ESG”) data provider Institutional Shareholder Services Inc.

INTERNATIONAL OPPORTUNITIES FUND

On the positive side, collective stock selection in the Health Care, Consumer Staples, and Industrials sectors contributed positively to results as certain stocks returned +20% or more. Moreover, certain individual contributors in other areas advanced more than +100%, creating a tailwind to performance, as discussed further below. A lack of exposure to the weaker-performing Utilities sector also added to results, as did an overweight posture in the stronger-performing Information Technology sector.

Information Technology holding Atlassian Corporation PLC - Cl. A (“Atlassian”) (+113%) was a top performer for the Fund for the period, as the demand for app-development tools accelerated given the need to improve productivity for enterprises that have become decentralized as a result of the work-from-home trend. Atlassian also has successfully transitioned its business to a cloud-based model, leading to substantial revenue acceleration. The stock performed well as investors started to realize the long-term growth prospects for the company, given the strong demand for its products.

In the Consumer Discretionary sector, Consumer Services holding Domino’s Pizza Enterprises Ltd. (“Domino’s”) returned +110% during the period, due to the company’s success in navigating the pandemic, as well as the follow-through from changes in management in some regions over the last couple of years. Regarding the pandemic, Domino’s enacted different measures in each market it serves (depending on the country’s response to COVID-19, culture, etc.) in seeking to best meet consumers’ needs. First, Domino’s was able to sell the fact that its pizzas aren’t touched again by employees once they are put into ovens. Second, the company had enough delivery drivers in place to shift more volume from carry-out to delivery. In terms of benefiting from management changes, Domino’s replaced lower-performing managers in France, Germany, and Japan over the last couple years. New management has been very successful in fixing issues left by their successors, and performance in all three countries has seen a resurgence.

Semiconductors & Semiconductor Equipment holding ASML Holding N.V. (“ASML”) was another positive contributor to performance and returned +104% during the period. ASML is a world leader in photolithography machines used in the production of semiconductors by major chip makers (such as Intel Corporation, Samsung Electronics Company Ltd. (“Samsung”), and Taiwan Semiconductor Manufacturing Co., Ltd. (“TSMC”)) which are executing multi-year spending plans on these machines. Chip makers are buying machines with the objective of making not only more chips, but also faster chips to keep up with higher demand for autos, PCs, smartphones, servers, and other devices used in our increasingly digital lives. TSMC has indicated that it will spend $100 billion on chip-making capacity in 2021-2023 and Samsung plans to spend in excess of $120 billion over the next several years. All of these factors mean that ASML has a continually strengthening backlog, and the company’s tools are expected to be in short supply for the foreseeable future.

Although active currency management is not a central facet of the International Opportunities Fund’s investment process, fluctuations in major world currencies can at times affect the Fund’s performance. During the period, the net effect of currency moves had a positive impact on Fund performance.

There were a few shifts in the Fund’s sector allocations during the period. The Fund reduced its allocations to the Communication Services, Financials, and Consumer Staples sectors and increased its allocations to the Industrials and Information Technology sectors. There were no significant changes to the Fund’s allocations to the Materials, Energy, Consumer Discretionary, Health Care, or Real Estate sectors.

Fiscal Period-End Investment Posture

As of September 30, 2021, the Fund’s primary economic sector allocations included Health Care, Information Technology, Consumer Discretionary, Industrials, and Communication Services sectors. The Fund had no investments in the Utilities sector.

In terms of country allocations, the Fund’s most significant weightings at period-end, excluding short-term investments, were in Japan, Germany, Switzerland, the United Kingdom, France, China/Hong Kong, and the Netherlands. Country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

Sincerely,

THOMAS F. MARSICO
ROBERT G. SUSMAN, CFA
PORTFOLIO MANAGERS

(1)

Total returns are based on net change in net asset value assuming reinvestment of distributions. Periodically, certain fees and expenses have been waived or reimbursed by the Adviser for the International Opportunities Fund. In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses from the International Opportunities Fund, resulting in a lower performance return. Please see the Prospectus for more information.

INTERNATIONAL OPPORTUNITIES Fund Overview

September 30, 2021 (Unaudited)

The International Opportunities Fund is a diversified portfolio and invests primarily (generally, no less than 65% of its total assets) in common stocks of foreign companies that are selected for their long-term growth potential, including foreign securities, whether traded in the US (including as American Depositary Receipts) or in foreign markets or both. The Fund may invest in an unlimited number of companies of any size throughout the world. The Fund normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in various issuers or securities that together have ties to at least four different foreign countries. The Fund may invest in securities of companies economically tied to emerging markets. Some issuers or securities in the Fund’s portfolio may be economically tied to the US.

TOTAL ANNUAL OPERATING EXPENSES* 1.81% NET EXPENSES*† 1.50%	NET ASSETS $60,274,350	NET ASSET VALUE PER SHARE $23.79

GROWTH OF $10,000(1)(2)(3)	PERFORMANCE COMPARISON(1)
	Average Annualized Returns

SECTOR ALLOCATION(4)	TOP FIVE HOLDINGS

	AstraZeneca PLC	3.74%
	Nestlé S.A.	3.21%
	ASML Holding N.V.	3.17%
	Olympus Corporation	3.14%
	Cellnex Telecom SA	3.12%

*

The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated February 1, 2021, as supplemented, and may differ from the expense ratios disclosed in this report.

†

Marsico Capital Management, LLC (the “Adviser”) has entered into a written expense limitation and fee waiver agreement under which it has agreed to limit the total expenses of the International Opportunities Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.50% of the Fund’s average net assets until January 31, 2022. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2022 upon 15 days prior notice to the Fund and its administrator. The Adviser may recoup from the Fund fees previously waived or expenses previously reimbursed by the Adviser with respect to that Fund pursuant to this agreement (or a previous expense limitation agreement) if: (1) such recoupment by the Adviser does not cause the Fund, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred.

(1)

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.
All indices are unmanaged and investors cannot invest directly in an index.
The MSCI EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).
(2)

Periodically, certain fees and expenses have been waived or reimbursed by the Adviser for the International Opportunities Fund. In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses from the International Opportunities Fund, resulting in a lower performance return.

(3)	This chart assumes an initial investment of $10,000 made on September 30, 2011. Total returns are based on net change in NAV, assuming reinvestment of distributions.
(4)

Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

Schedule of Investments

MARSICO INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Advertising
S4 Capital PLC*	42,425	$481,840	0.80%

Aerospace & Defense
Airbus SE*	12,050	1,597,539	2.65

Airlines
Wizz Air Holdings PLC*	16,785	1,128,009	1.87

Apparel, Accessories & Luxury Goods
adidas A.G.	1,652	519,151	0.86
LVMH Moet Hennessy Louis Vuitton S.E.	1,065	762,821	1.27
		1,281,972	2.13
Application Software
Atlassian Corporation PLC - Cl. A*	1,443	564,819	0.94
Constellation Software, Inc.	288	471,819	0.78
SAP S.E.	4,695	634,901	1.05
Xero Ltd.*	4,129	405,172	0.67
		2,076,711	3.44
Asset Management & Custody Banks
Julius Baer Group Ltd.	9,951	661,141	1.10

Automobile Manufacturers
Volkswagen A.G. Preference Shares	3,189	710,836	1.18

Automotive Retail
Auto1 Group S.E.*	19,050	696,641	1.15

Biotechnology
CSL Ltd.	2,903	606,527	1.01

Broadcasting
Nordic Entertainment Group A.B. - Cl. B*	5,542	300,067	0.50

Consumer Electronics
Sony Group Corporation	14,900	1,654,178	2.74

Data Processing & Outsourced Services
Adyen N.V.*	172	480,802	0.80
Mastercard, Inc. - Cl. A	2,989	1,039,216	1.72
Pagseguro Digital Ltd. - Cl. A*	7,189	371,815	0.62
		1,891,833	3.14
Distillers & Vintners
Diageo PLC	25,645	1,241,603	2.06

Diversified Banks
BAWAG Group A.G.	9,866	624,386	1.03
HDFC Bank Ltd. ADR	12,419	907,704	1.51
		1,532,090	2.54
Electronic Equipment & Instruments
Keyence Corporation	2,000	1,193,742	1.98

Financial Exchanges & Data
Deutsche Boerse A.G.	8,529	1,383,972	2.30
General Merchandise Stores
Dollarama, Inc.	12,952	561,806	0.93%

Health Care Equipment
Koninklijke Philips N.V.	16,262	722,470	1.20
Olympus Corporation	86,400	1,891,122	3.14
		2,613,592	4.34
Health Care Supplies
Alcon, Inc.	17,925	1,451,400	2.41

Health Care Technology
M3, Inc.	8,100	577,273	0.96

Human Resource & Employment Services
Recruit Holdings Company Ltd.	14,600	892,437	1.48

Industrial Conglomerates
Siemens A.G.	10,427	1,705,346	2.83

Industrial Gases
Air Liquide S.A.	7,125	1,141,140	1.89

Industrial Machinery
MISUMI Group, Inc.	23,900	1,016,922	1.69

Integrated Oil & Gas
TotalEnergies S.E.	26,635	1,273,098	2.11

Integrated Telecommunication Services
Cellnex Telecom SA	30,528	1,883,066	3.12

Interactive Home Entertainment
Sea Ltd. ADR*	4,949	1,577,395	2.62

Interactive Media & Services
Scout24 A.G.	13,314	922,162	1.53
Tencent Holdings Ltd.	22,400	1,337,251	2.22
		2,259,413	3.75
Internet & Direct Marketing Retail
Alibaba Group Holding Ltd. Spon. ADR*	8,184	1,211,641	2.01
Meituan - Cl. B*	24,400	778,883	1.29
MercadoLibre, Inc.*	766	1,286,420	2.14
		3,276,944	5.44
Internet Services & Infrastructure
Shopify, Inc. - Cl. A*	259	351,147	0.58

Life & Health Insurance
AIA Group Ltd.	102,200	1,175,750	1.95

Movies & Entertainment
Spotify Technology S.A.*	2,296	517,381	0.86

Packaged Foods & Meats
Nestlé S.A.	16,070	1,936,275	3.21

SCHEDULE OF INVESTMENTS

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS (continued)
Personal Products
L’Oreal S.A.	1,717	$710,501	1.18%

Pharmaceuticals
AstraZeneca PLC	18,726	2,256,815	3.74
Novo Nordisk A/S - Cl. B	8,922	859,987	1.43
Roche Holding AG	4,721	1,723,022	2.86
		4,839,824	8.03
Property & Casualty Insurance
Intact Financial Corporation	7,300	965,265	1.60

Real Estate Services
FirstService Corporation	2,900	524,317	0.87

Research & Consulting Services
Experian PLC	34,380	1,440,183	2.39

Restaurants
Domino’s Pizza Enterprises Ltd.	6,353	726,645	1.20

Semiconductor Equipment
ASML Holding N.V.	2,557	1,910,228	3.17
Tokyo Electron Ltd.	1,400	618,490	1.02
		2,528,718	4.19
Semiconductors
Infineon Technologies A.G.	15,880	649,463	1.08
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	10,645	1,188,514	1.97
		1,837,977	3.05
Soft Drinks
Coca-Cola Europacific Partners PLC	16,343	903,604	1.50

Specialty Chemicals
Akzo Nobel N.V.	6,011	656,790	1.09
Shin-Etsu Chemical Company Ltd.	5,600	945,105	1.57
		1,601,895	2.66
Trucking
Uber Technologies, Inc.*	15,862	710,618	1.18

TOTAL COMMON STOCKS
(Cost $42,558,559)		59,438,633	98.61

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 0.000%	1,045,203	$1,045,203	1.74%

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,045,203)		1,045,203	1.74

TOTAL INVESTMENTS
(Cost $43,603,762)		60,483,836	100.35

Liabilities, Less Cash and Other Assets		(209,486)	(0.35)

NET ASSETS		$60,274,350	100.00%

SUMMARY OF INVESTMENTS BY COUNTRY
Country	Market Value	Percent of Investment Securities
Argentina	$1,286,420	2.13%
Australia	1,897,991	3.14
Austria	624,386	1.03
Brazil	371,815	0.61
Canada	2,874,354	4.75
China/Hong Kong	4,503,525	7.45
Denmark	859,987	1.42
France	5,485,099	9.07
Germany	7,222,472	11.94
India	907,704	1.50
Japan	8,789,269	14.53
Netherlands	3,770,290	6.23
New Zealand	405,172	0.67
Singapore	1,577,395	2.61
Spain	1,883,066	3.11
Sweden	817,448	1.35
Switzerland	6,899,847	11.41
Taiwan	1,188,514	1.97
United Kingdom	6,324,045	10.46
United States(1)	2,795,037	4.62
	$60,483,836	100.00%

(1)	Includes short-term securities.

*	Non-income producing.

See notes to financial statements.

GLOBAL FUND

Investment Review BY TOM MARSICO, BRANDON GEISLER, AND ROB SUSMAN (UNAUDITED)

The Marsico Global Fund posted a total return of (US$) +16.33% for the one-year fiscal period ended September 30, 2021. The Fund underperformed the MSCI All Country World Index (“MSCI ACWI Index”), the Fund’s benchmark index, which had a total return of (US$) +27.44% over the same time period. Please see the Fund’s Overview for more detailed information about the Fund’s longer-term performance for various time periods ended September 30, 2021.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, differences in securities regulations and accounting standards, possible changes in taxation, limited public information, and other factors. In addition, the Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that investments may not perform as anticipated. Please see the Prospectus for more information.

The Fund is not managed to track its benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security compared to its weight in the benchmark. The Fund may be subject to risks associated with a particular sector or other area in which it is overweight, including the risk that the stocks of companies within one area could simultaneously decline in price because of an event that affects the entire area. For informational purposes, the discussion below may compare the benchmark weight or performance of a sector or industry to the investment approach of the Fund.

The Global Fund’s underperformance during the one-year period ended September 30, 2021 as compared to the MSCI ACWI Index was due, in part, to certain weaker-performing stocks in several sectors, most notably in the Communication Services, Materials, and Consumer Discretionary sectors as defined in the Global Industry Classification Standard (“GICS”). The Fund’s performance was also hindered by having an underweight allocation in the stronger-performing Financials sector of the benchmark index, no exposure to the Energy Sector which was the strongest-performing sector, and an overweight allocation to a weaker-performing sector of the benchmark index, Consumer Discretionary.

In the Communication Services sector, Media & Entertainment holding Tencent Holdings Ltd. ADR (“Tencent”) (-3% prior to being sold) detracted from results. While underlying business fundamentals were robust, the stock suffered as a result of President Xi’s regulatory crackdown on large technology and gaming companies. While we believe the long-term effects of additional regulation will be manageable, the stock suffered from capital flight as the enhanced regulation was announced. We believe Tencent’s core position as a dominant gaming, messaging, social media, and cloud company in China means there are years of steady growth ahead. We would expect the stock to recover some of its underperformance as we move away from the poorly-received regulatory announcements. In spite of our medium-term outlook on the company being positive, we ultimately decided to re-allocate the Fund’s exposure to other opportunities as we evaluate the regulatory changes.

In the Materials sector, Ball Corporation declined -5% prior to being sold. Underperformance was driven by investor concerns regarding the sustainability of the strong end demand for aluminum cans over the last several years, in particular given a return to a more normal consumption environment between away-from-home and at-home consumption. We share these concerns, in addition to concerns related to stepped up capacity investments announced by the major producers, which could drive down returns on capital as supply and demand dynamics reach more of an equilibrium, and therefore exited the position during the year.

In the Consumer Discretionary sector, Chinese e-commerce company Alibaba Group Holding Ltd. Spon. ADR (“Alibaba”) (-33% prior to being sold) detracted from performance. Alibaba has suffered from increased Chinese regulatory scrutiny of the company that began in December 2020. Specifically, the Chinese government targeted Alibaba’s fintech operation, Ant

GLOBAL FUND

Financial, as well as its status as a “monopoly” e-commerce company. Despite our positive medium-term outlook on the company, as with Tencent, we ultimately decided to re-allocate the Fund’s exposure to other opportunities as we evaluate the regulatory changes.

On the positive side, overall stock selection in the Information Technology and Consumer Staples sectors contributed positively to results. An underweight posture in the weaker-performing Health Care and Consumer Staples sectors boosted returns.

More specifically in the Information Technology sector, Semiconductors & Semiconductor Equipment holding ASML Holding N.V. – NY Reg. Shs. (“ASML”) (+106%) contributed positively to performance. ASML is a world leader in photolithography machines used in the production of semiconductors by major chip makers (such as Intel Corporation, Samsung Electronics Company Ltd. (“Samsung”), and Taiwan Semiconductor Manufacturing Co., Ltd. (“TSMC”)) which are executing multi-year spending plans on these machines. Chip makers are buying machines with the objective of making not only more chips, but also faster chips to keep up with higher demand for autos, PCs, smartphones, servers, and other devices used in our increasingly digital lives. TSMC has indicated that it will spend $100 billion on chip-making capacity in 2021-2023 and Samsung plans to spend in excess of $120 billion over the next several years. All of these factors mean that ASML has a continually strengthening backlog, and the company’s tools are expected to be in short supply for the foreseeable future.

Information Technology sector, Software & Services stock Adyen NV (“Adyen”) (+47%) also performed well during the period. Adyen is an online payments processor for e-commerce businesses which benefited as the pandemic took hold and consumers shifted spending habits online. Adyen offers global companies a fully integrated single stack tech platform to handle multiple payments needs. Because of its simplicity and reasonable pricing, the company has taken market share from legacy processors. We believe that Adyen continues to execute well and we believe it is well-positioned in the quickly growing area of digital payments.

In the Consumer Staples sector, L’Oreal S.A. (“L’Oreal”) posted a strong return (+28%). L’Oreal outperformed during the period as the company was able to recover from COVID-19-related issues much faster than expected due to its “Digital First” strategy to drive e-commerce sales, in addition to a significant rebound in beauty sales in the US. Comparatively, other beauty brands failed to rebound as quickly, giving investors increased confidence in L’Oreal’s ability to maintain and gain market share within the industry as mobility starts to return globally. In particular, investments in technology and product innovation have accelerated the company’s market position in new and growing categories like dermatological beauty and active cosmetics.

During the period, the Fund increased its allocations to the Communication Services, Consumer Discretionary, Information Technology, and Financials sectors. The Fund eliminated its holdings in the Health Care and Real Estate sectors and reduced its exposure to the Materials sector. There was no significant change to the Fund’s allocation to the Consumer Staples sector.

Fiscal Period-End Investment Posture

As of September 30, 2021, the Fund’s primary economic sector allocations included Information Technology, Communication Services, and Consumer Discretionary. At period end, the Fund had no investments in the Energy, Health Care, Industrials, Real Estate, or Utilities sectors.

The Fund’s most significant country allocation weightings at period-end, excluding short-term investments, were in the United States, France, Netherlands, Singapore, and Canada. Country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

Sincerely,

THOMAS F. MARSICO
BRANDON A. GEISLER
ROBERT G. SUSMAN, CFA
PORTFOLIO MANAGERS

(1)

Total returns are based on net change in net asset value assuming reinvestment of distributions. Periodically, certain fees and expenses have been waived or reimbursed by the Adviser for the Global Fund. In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses from the Global Fund, resulting in a lower performance return. Please see the Prospectus for more information.

GLOBAL Fund Overview

September 30, 2021 (Unaudited)

The Global Fund is a diversified portfolio and invests primarily in the common stocks of US and foreign companies that are selected for their long-term growth potential. The Fund may invest in an unlimited number of companies of any size that are economically tied to any countries or markets throughout the world, including securities of companies economically tied to emerging markets. Under normal market conditions, the Fund will invest significantly (generally, at least 40% of its net assets) in the securities of issuers organized or located outside the US or doing business outside the US or other foreign securities (unless market conditions are not deemed favorable by the Adviser, in which case the Fund generally will invest at least 30% of its assets in such foreign securities). The Fund will invest its assets in various regions and countries, including the US, that encompass not less than three different countries overall.

TOTAL ANNUAL OPERATING EXPENSES* 1.73% NET EXPENSES*† 1.50%	NET ASSETS $309,493,473	NET ASSET VALUE PER SHARE $25.93

GROWTH OF $10,000(1)(2)(3)	PERFORMANCE COMPARISON(1)
	Average Annualized Returns

SECTOR ALLOCATION(4)	TOP FIVE HOLDINGS

	Amazon.com, Inc.	6.42%
	Microsoft Corporation	6.30%
	Sea Ltd. ADR	5.48%
	Apple, Inc.	5.33%
	Facebook, Inc. - Cl. A	5.25%

*

The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated February 1, 2021, as supplemented, and may differ from the expense ratios disclosed in this report.

†

Marsico Capital Management, LLC (the “Adviser”) has entered into a written expense limitation and fee waiver agreement under which it has agreed to limit the total expenses of the Global Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.50% of the Fund’s average net assets until January 31, 2022. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2022 upon 15 days prior notice to the Fund and its administrator. The Adviser may recoup from the Fund fees previously waived or expenses previously reimbursed by the Adviser with respect to that Fund pursuant to this agreement (or a previous expense limitation agreement) if: (1) such recoupment by the Adviser does not cause the Fund, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred.

(1)

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.
All indices are unmanaged and investors cannot invest directly in an index.
The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
(2)

Periodically, certain fees and expenses have been waived or reimbursed by the Adviser for the Global Fund. In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses from the Global Fund, resulting in a lower performance return.

(3)	This chart assumes an initial investment of $10,000 made on September 30, 2011. Total returns are based on change in NAV, assuming reinvestment of distributions.
(4)

Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

Schedule of Investments

MARSICO GLOBAL FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Apparel, Accessories & Luxury Goods
Hermes International	7,782	$10,737,093	3.47%
lululemon athletica, inc.*	22,202	8,985,149	2.90
LVMH Moet Hennessy Louis Vuitton S.E.	12,139	8,694,724	2.81
		28,416,966	9.18
Asset Management & Custody Banks
Blackstone, Inc.	51,325	5,971,151	1.93

Consumer Finance
American Express Co.	61,534	10,308,791	3.33

Data Processing & Outsourced Services
Adyen N.V.*	3,127	8,741,096	2.83
PayPal Holdings, Inc.*	55,232	14,371,919	4.64
Visa, Inc. - Cl. A	47,836	10,655,469	3.44
		33,768,484	10.91
Integrated Telecommunication Services
Cellnex Telecom SA	174,575	10,768,353	3.48

Interactive Home Entertainment
Sea Ltd. ADR*	53,204	16,957,711	5.48

Interactive Media & Services
Alphabet, Inc. - Cl. A*	3,885	10,386,625	3.35
Facebook, Inc. - Cl. A*	47,851	16,240,151	5.25
		26,626,776	8.60
Internet & Direct Marketing Retail
Amazon.com, Inc.*	6,049	19,871,207	6.42

Internet Services & Infrastructure
Shopify, Inc. - Cl. A*	11,177	15,153,553	4.89
Twilio, Inc. - Cl. A*	28,103	8,966,262	2.90
		24,119,815	7.79
IT Consulting & Other Services
Globant S.A.*	12,578	3,534,544	1.14

Movies & Entertainment
The Walt Disney Company*	73,186	12,380,876	4.00

Personal Products
L’Oreal S.A.	21,065	8,716,781	2.82

Restaurants
Chipotle Mexican Grill, Inc.*	3,376	6,135,948	1.98
Domino’s Pizza Enterprises Ltd.	71,720	8,203,208	2.65
		14,339,156	4.63
Semiconductor Equipment
ASML Holding N.V. - NY Reg. Shs.	18,675	13,914,929	4.50

Semiconductors
NVIDIA Corporation	68,852	14,263,380	4.61%
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	112,423	12,552,028	4.05
		26,815,408	8.66
Specialty Chemicals
The Sherwin-Williams Company	32,913	9,206,753	2.98

Systems Software
Microsoft Corporation	69,126	19,488,002	6.30

Technology Hardware, Storage & Peripherals
Apple, Inc.	116,561	16,493,381	5.33

TOTAL COMMON STOCKS
(Cost $176,231,820)		301,699,084	97.48

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 0.000%	4,845,530	4,845,530	1.57

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,845,530)		4,845,530	1.57

TOTAL INVESTMENTS
(Cost $181,077,350)		306,544,614	99.05

Cash and Other Assets, Less Liabilities		2,948,859	0.95

NET ASSETS		$309,493,473	100.00%

SUMMARY OF INVESTMENTS BY COUNTRY
Country	Market Value	Percent of Investment Securities
Argentina	$3,534,544	1.15%
Australia	8,203,208	2.68
Canada	15,153,553	4.94
France	28,148,598	9.18
Netherlands	22,656,025	7.39
Singapore	16,957,711	5.53
Spain	10,768,353	3.51
Taiwan	12,552,028	4.10
United States(1)	188,570,594	61.52
	$306,544,614	100.00%

(1)	Includes short-term securities.

*	Non-income producing.

See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2021

(Amounts in thousands)	MARSICO FOCUS FUND	MARSICO GROWTH FUND

ASSETS
Investments, at value (cost $414,020, $249,191, $218,742, $43,604, and $181,077, respectively)	$875,829	$419,685
Foreign currency (cost $0, $0, $0, $3, and $0, respectively)	—	—
Receivable for investments sold	21,949	9,808
Receivable for capital stock sold	61	130
Dividends receivable	213	10
Prepaid expenses and other assets	7,707	1,912
Total Assets	905,759	431,545

LIABILITIES
Payable for investments purchased	—	3,700
Payable for capital stock redeemed	166	15
Payable to investment adviser	569	285
Accrued trustees’ fees	7,685	1,893
Accrued distribution fee	1,409	1,644
Accrued professional fees	122	62
Accrued transfer agent fees and expenses	93	44
Accrued reporting, printing and postage expenses	18	9
Accrued expenses and other liabilities	56	38
Total Liabilities	10,118	7,690

NET ASSETS	$895,641	$423,855

NET ASSETS CONSIST OF
Paid-in-capital	$336,474	$135,346
Total distributable earnings	559,167	288,509
NET ASSETS	$895,641	$423,855

SHARES OUTSTANDING, $0.001 par value
(Unlimited shares authorized)	31,053	14,233

NET ASSET VALUE, REDEMPTION PRICE, AND OFFERING PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)*	$28.84	$29.78

*	Not in thousands, based on unrounded net assets and shares outstanding.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO MIDCAP GROWTH FOCUS FUND	MARSICO INTERNATIONAL OPPORTUNITIES FUND	MARSICO GLOBAL FUND

$379,214	$60,484	$306,545
—	3	—
1,497	259	3,548
13	3	74
56	184	105
645	164	942
381,425	61,097	311,214

763	386	—
24	13	119
253	43	259
630	150	923
567	180	296
51	11	42
46	10	38
7	2	6
45	28	38
2,386	823	1,721

$379,039	$60,274	$309,493

$176,023	$38,963	$141,124
203,016	21,311	168,369
$379,039	$60,274	$309,493

7,223	2,534	11,935

$52.48	$23.79	$25.93

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED September 30, 2021

(Amounts in thousands)	MARSICO FOCUS FUND		MARSICO GROWTH FUND

INVESTMENT INCOME
Dividends (net of $71, $0, $10, $98, and $107, respectively, of non-reclaimable foreign withholding taxes)	$4,089		$1,332
Total Investment Income	4,089		1,332

EXPENSES
Investment advisory fees	6,406		3,427
Trustees’ fees and expenses	1,518	(1)	434 (1)
Distribution fees	1,473		1,101
Transfer agent fees and expenses	703		378
Professional fees	323		169
Fund administration fees	181		144
Custody and fund accounting fees	146		107
Miscellaneous	88		46
Reporting, printing, and postage expenses	72		44
Federal and state registration fees	40		41
Total Expenses	10,950		5,891
Recoupment of previously waived expenses	—		139
Less waiver of expenses and expenses paid indirectly	—		—
Net Expenses	10,950		6,030

NET INVESTMENT LOSS	(6,861)		(4,698)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	105,321		124,815
Net realized gain on foreign currency transactions	—		—
Change in unrealized appreciation (depreciation) on investments, foreign currency translations, and non-interested trustees’ deferred compensation	74,566		(17,797)

Net Gain on Investments	179,887		107,018

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$173,026		$102,320

(1)

Amounts include Trustees’ fees and expenses and the mark to market unrealized appreciation during the period for shares held in the Non-Interested Trustees’ Deferred Fee Plan, as more fully described in Note 2(g) in the Notes to Financial Statements.

	Trustees’ Fees and Expenses*	Unrealized Appreciation*
Focus Fund	$151,288	$1,367,115
Growth Fund	79,707	353,892
Midcap Growth Focus Fund	60,423	111,587
International Opportunities Fund	10,017	27,441
Global Fund	53,321	102,099

*	Not in thousands.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO MIDCAP GROWTH FOCUS FUND		MARSICO INTERNATIONAL OPPORTUNITIES FUND	MARSICO GLOBAL FUND

$1,499		$842	$1,301
1,499		842	1,301

2,838		486	2,464
172	(1)	37 (1)	155 (1)
904		152	780
401		86	380
130		28	118
136		63	156
110		118	130
42		10	33
39		18	39
27		20	24
4,799		1,018	4,279
—		—	244
—		(107)	—
4,799		911	4,523

(3,300)		(69)	(3,222)

52,489		6,142	49,872
43		1,199	1,578
55,538		2,620	(3,982)

108,070		9,961	47,468

$104,770		$9,892	$44,246

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	MARSICO FOCUS FUND		MARSICO GROWTH FUND

(Amounts in thousands)	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/21	Year Ended 9/30/20

OPERATIONS:
Net investment income (loss)	$(6,861)	$(3,349)	$(4,698)	$(2,616)
Net realized gain on investments	105,321	82,521	124,815	39,875
Net realized gain (loss) on foreign currency transactions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments, foreign currency translations, and non-interested trustees’ deferred compensation	74,566	192,398	(17,797)	96,000

Net increase in net assets resulting from operations	173,026	271,570	102,320	133,259

DISTRIBUTIONS:	(79,818)	(43,408)	(37,975)	(25,236)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares	41,524	73,471	32,032	68,169
Proceeds from reinvestment of distributions	77,365	42,039	36,654	24,193
Redemption of shares	(122,637)	(92,136)	(119,768)	(49,098)

Net increase (decrease) from capital share transactions	(3,748)	23,374	(51,082)	43,264

TOTAL INCREASE IN NET ASSETS	89,460	251,536	13,263	151,287

NET ASSETS:
Beginning of Period	806,181	554,645	410,592	259,305

End of Period	$895,641	$806,181	$423,855	$410,592

TRANSACTIONS IN SHARES:
Shares sold	1,502	3,475	1,144	3,291
Shares issued in reinvestment of distributions	3,015	2,280	1,388	1,345
Shares redeemed	(4,563)	(4,499)	(4,298)	(2,463)

NET INCREASE (DECREASE)	(46)	1,256	(1,766)	2,173

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO MIDCAP GROWTH FOCUS FUND		MARSICO INTERNATIONAL OPPORTUNITIES FUND		MARSICO GLOBAL FUND

Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/21	Year Ended 9/30/20

$(3,300)	$(2,604)	$(69)	$150	$(3,222)	$(2,037)
52,489	5,929	6,142	1,457	49,872	8,476
43	(34)	1,199	(201)	1,578	(1,591)
55,538	47,029	2,620	6,540	(3,982)	81,560

104,770	50,320	9,892	7,946	44,246	86,408

(9,729)	(8,884)	(1,438)	(2,281)	(7,258)	—

16,851	5,247	1,664	5,356	16,569	15,187
9,419	8,549	1,387	2,211	7,067	—
(34,248)	(46,035)	(6,255)	(11,519)	(36,164)	(45,455)

(7,978)	(32,239)	(3,204)	(3,952)	(12,528)	(30,268)

87,063	9,197	5,250	1,713	24,460	56,140

291,976	282,779	55,024	53,311	285,033	228,893

$379,039	$291,976	$60,274	$55,024	$309,493	$285,033

342	157	67	283	597	789
199	258	62	118	289	—
(705)	(1,418)	(270)	(612)	(1,436)	(2,559)

(164)	(1,003)	(141)	(211)	(550)	(1,770)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

	MARSICO FOCUS FUND
For a Fund Share Outstanding Throughout the Period	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18	Year Ended 9/30/17

Net Asset Value, Beginning of Period	$25.92	$18.59	$20.17	$19.63	$15.96

Income from Investment Operations:
Net investment loss	(0.22)	(0.10)	(0.04)	(0.09)	(0.17)
Net realized and unrealized gains on investments	5.74	8.92	0.25	3.82	3.84

Total from investment operations	5.52	8.82	0.21	3.73	3.67

Distributions & Other:
Net realized gains	(2.60)	(1.49)	(1.79)	(3.19)	—

Total distributions and other	(2.60)	(1.49)	(1.79)	(3.19)	—

Net Asset Value, End of Period	$28.84	$25.92	$18.59	$20.17	$19.63

Total Return	22.52%	50.71%	2.52%	21.78%	22.99%

Supplemental Data and Ratios:

Net assets, end of period (000s)	$895,641	$806,181	$554,645	$606,014	$559,657

Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus recoupment of previously waived fees or expenses paid	1.26%	1.24%	1.02%	1.21%	1.37%

Ratio of net investment loss to average net assets, net of waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly	(0.79)%	(0.53)%	(0.19)%	(0.48)%	(0.62)%

Ratio of expenses to average net assets, before waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly	1.26%	1.24%	1.02%	1.21%	1.37%

Ratio of net investment loss to average net assets, before waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly	(0.79)%	(0.53)%	(0.19)%	(0.48)%	(0.62)%

Portfolio turnover rate	28%	45%	42%	53%	67%

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO GROWTH FUND					MARSICO MIDCAP GROWTH FOCUS FUND
Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18	Year Ended 9/30/17	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18	Year Ended 9/30/17

$25.66	$18.75	$20.69	$18.47	$15.54	$39.52	$33.70	$33.18	$26.19	$22.04

(0.35)	(0.14)	(0.08)	(0.09)	(0.14)	(0.47)	(0.39)	(0.20)	(0.25)	(0.29)
6.85	8.92	0.34	4.06	3.19	14.77	7.30	2.15	7.24	4.44

6.50	8.78	0.26	3.97	3.05	14.30	6.91	1.95	6.99	4.15

(2.38)	(1.87)	(2.20)	(1.75)	(0.12)	(1.34)	(1.09)	(1.43)	—	—

(2.38)	(1.87)	(2.20)	(1.75)	(0.12)	(1.34)	(1.09)	(1.43)	—	—

$29.78	$25.66	$18.75	$20.69	$18.47	$52.48	$39.52	$33.70	$33.18	$26.19

26.51%	51.11%	3.16%	23.10%	19.85%	36.56%	21.15%	6.88%	26.69%	18.83%

$423,855	$410,592	$259,305	$298,940	$266,922	$379,039	$291,976	$282,779	$272,867	$234,322

1.37%	1.45%	1.27%	1.25%	1.42%	1.33%	1.40%	1.30%	1.21%	1.40%

(1.07)%	(0.85)%	(0.40)%	(0.46)%	(0.53)%	(0.91)%	(0.96)%	(0.66)%	(0.74)%	(0.96)%

1.34%	1.50%	1.27%	1.25%	1.42%	1.33%	1.40%	1.30%	1.21%	1.40%

(1.04)%	(0.90)%	(0.40)%	(0.46)%	(0.53)%	(0.91)%	(0.96)%	(0.66)%	(0.74)%	(0.96)%

58%	77%	39%	40%	50%	20%	38%	34%	90%	28%

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

	MARSICO INTERNATIONAL OPPORTUNITIES FUND
For a Fund Share Outstanding Throughout the Period	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18	Year Ended 9/30/17

Net Asset Value, Beginning of Period	$20.57	$18.47	$20.23	$19.30	$15.64

Income from Investment Operations:
Net investment income (loss)	(0.04)	0.04	0.01	(0.09)	(0.16)
Net realized and unrealized gains (losses) on investments	3.81	2.87	(0.35)	1.02	3.82

Total from investment operations	3.77	2.91	(0.34)	0.93	3.66

Distributions & Other:
Net investment income	—	(0.07)	—	—	—
Net realized gains	(0.55)	(0.74)	(1.42)	—	—

Total distributions and other	(0.55)	(0.81)	(1.42)	—	—

Net Asset Value, End of Period	$23.79	$20.57	$18.47	$20.23	$19.30

Total Return	18.48%	16.14%	(0.37)%	4.82%	23.40%

Supplemental Data and Ratios:

Net assets, end of period (000s)	$60,274	$55,024	$53,311	$62,152	$63,789

Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus recoupment of previously waived fees or expenses paid	1.50%	1.50%	1.50%	1.52%	1.60%

Ratio of net investment income (loss) to average net assets, net of waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly	(0.11)%	0.28%	0.14%	(0.33)%	(0.77)%

Ratio of expenses to average net assets, before waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly	1.68%	1.81%	1.72%	1.59%	1.79%

Ratio of net investment loss to average net assets, before waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly	(0.29)%	(0.03)%	(0.08)%	(0.40)%	(0.96)%

Portfolio turnover rate	50%	60%	57%	33%	108%

(1)	For information concerning the timing and modifications made to the written expense limitation and fee waiver agreement during the fiscal year, refer to Note 3 in the Notes to Financial Statements.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO GLOBAL FUND
Year Ended 9/30/21		Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18	Year Ended 9/30/17

$22.83		$16.06	$17.16	$15.13	$12.03

(0.28)		(0.19)	(0.12)	0.11	(0.14)
3.97		6.96	(0.82)	3.26	3.24

3.69		6.77	(0.94)	3.37	3.10

—		—	—	—	—
(0.59)		—	(0.16)	(1.34)	—

(0.59)		—	(0.16)	(1.34)	—

$25.93		$22.83	$16.06	$17.16	$15.13

16.33%		42.15%	(5.36)%	23.94%	25.77%

$309,493		$285,033	$228,893	$286,514	$44,493

1.45	%(1)	1.45%	1.45%	1.48%	1.60%

(1.03)%		(0.84)%	(0.55)%	(0.87)%	(0.82)%

1.37%		1.73%	1.41%	1.59%	1.80%

(0.95)%		(1.12)%	(0.51)%	(0.98)%	(1.02)%

65%		51%	67%	89%	79%

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2021

1.	Organization

The Marsico Investment Fund (the “Trust”) was organized on October 1, 1997, as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund (collectively, the “Funds”) are separate investment portfolios of the Trust. The Focus Fund is a non-diversified fund and the Growth Fund, the Midcap Growth Focus Fund, the International Opportunities Fund, and the Global Fund are diversified funds. The Focus Fund and Growth Fund commenced operations on December 31, 1997, the Midcap Growth Focus Fund commenced operations on February 1, 2000, the International Opportunities Fund commenced operations on June 30, 2000, and the Global Fund commenced operations on June 29, 2007. Prior to September 1, 2021, the Midcap Growth Focus Fund was known as the 21st Century Fund. Trustees and officers of the Trust and employees of Marsico Capital Management, LLC (the “Adviser”) own approximately 6%, 5%, 7%, and 11% of the Focus Fund’s, Growth Fund’s, International Opportunities Fund’s, and Global Fund’s outstanding shares, respectively, as of September 30, 2021.

2.	Significant Accounting Policies

The Funds qualify as investment companies under Accounting Standards Update No. 2013-08, Accounting Standard Codification Topic 946, Financial Services — Investment Companies (“ASC 946”). The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with Generally Accepted Accounting Principles (“GAAP”) in the United States of America for investment companies and follow the accounting guidance provided in ASC 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures of assets and liabilities at the date of the financial statements and the reported amounts and disclosures of income and expenses during the reporting period. Actual results could differ from those estimates.

(a)

Investment Valuation — A security traded on a recognized stock exchange is generally valued at the last sale price prior to the closing of the principal exchange on which the security is traded. Securities traded on NASDAQ generally will be valued at the NASDAQ Official Closing Price. If no sale price is reported on the valuation date, the most current bid price will generally be used, with the exception of short option positions which will generally utilize the most current ask price. Other securities for which over-the-counter market quotations are readily available are generally valued at the last sale price. Debt securities that will mature in more than 60 days are generally valued at their bid prices furnished by a pricing service approved by the Funds’ Board of Trustees and subject to review pursuant to procedures established by, and under the general supervision of, the Board of Trustees. Debt securities that will mature in 60 days or less are valued at amortized cost, if it approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees. The Funds may use pricing services to assist in determining market value. The Board of Trustees has authorized the use of a pricing service to assist the Funds in valuing certain equity securities listed or traded on foreign security exchanges in the Funds’ portfolios in certain circumstances where there is a significant change in the value of related US-traded securities, as represented by, for example, the S&P 500 Index.

“Fair Value Measurements and Disclosures” (the “Fair Value Statement”) defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. Under the Fair Value Statement, various inputs are used in determining the value of the Funds’ investments.

These inputs are summarized into three broad levels and described below:

●	Level 1 – unadjusted quoted prices in active markets for identical investments

●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, and evaluated quotations obtained from pricing services)

●	Level 3 – significant unobservable inputs (including the Fund’s assumptions that market participants would use in determining the fair value of investments)

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments. Changes in valuation techniques may result in transfers between the levels during the reporting period. In accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees, certain equity securities listed or traded on foreign security exchanges in the Funds’ portfolios that had a fair valuation adjustment factor applied to their equity prices at the end of the reporting period are categorized as Level 2. The Funds’ Level 3 securities activity during the reporting period was not material to their financial position or results of operations. The following is a summary of the fair values of the Funds’ investments in each category and economic sector as of September 30, 2021:

NOTES TO FINANCIAL STATEMENTS

Fund Investments by Major Security Type	Level 1	Level 2	Level 3	Total
Marsico Focus Fund
Assets
Common Stocks
Communication Services	$167,128,097	$—	$—	$167,128,097
Consumer Discretionary	179,225,964	—	—	179,225,964
Financials	60,366,738	—	—	60,366,738
Health Care	54,461,826	—	—	54,461,826
Industrials	30,271,211	—	—	30,271,211
Information Technology	326,867,060	—	—	326,867,060
Materials	33,805,930	—	—	33,805,930
Short-term Investments	23,702,358	—	—	23,702,358
				$875,829,184
Marsico Growth Fund
Assets
Common Stocks
Communication Services	$90,231,324	$—	$—	$90,231,324
Consumer Discretionary	101,024,107	—	—	101,024,107
Consumer Staples	16,529,742	—	—	16,529,742
Health Care	49,585,436	—	—	49,585,436
Industrials	14,254,833	—	—	14,254,833
Information Technology	135,798,031	—	—	135,798,031
Short-term Investments	12,261,739	—	—	12,261,739
				$419,685,212
Marsico Midcap Growth Focus Fund
Assets
Common Stocks
Communication Services	$13,527,246	$—	$—	$13,527,246
Consumer Discretionary	48,782,789	—	—	48,782,789
Financials	18,901,561	—	—	18,901,561
Health Care	83,283,966	—	—	83,283,966
Industrials	49,353,688	—	—	49,353,688
Information Technology	130,278,923	—	—	130,278,923
Materials	3,831,732	—	—	3,831,732
Real Estate	19,360,559	—	—	19,360,559
Short-term Investments	11,893,335	—	—	11,893,335
				$379,213,799
Marsico International Opportunities Fund
Assets
Common Stocks
Communication Services	$2,394,843	$4,624,319	$—	$7,019,162
Consumer Discretionary	3,756,508	5,152,514	—	8,909,022
Consumer Staples	903,604	3,888,379	—	4,791,983
Energy	—	1,273,098	—	1,273,098
Financials	1,872,969	3,845,249	—	5,718,218
Health Care	—	10,088,616	—	10,088,616
Industrials	710,618	7,780,436	—	8,491,054
Information Technology	3,987,330	5,892,798	—	9,880,128
Materials	—	2,743,035	—	2,743,035
Real Estate	524,317	—	—	524,317
Short-term Investments	1,045,203	—	—	1,045,203
				$60,483,836
Marsico Global Fund
Assets
Common Stocks
Communication Services	$55,965,363	$10,768,353	$—	$66,733,716
Consumer Discretionary	34,992,304	27,635,025	—	62,627,329
Consumer Staples	—	8,716,781	—	8,716,781
Financials	16,279,942	—	—	16,279,942
Information Technology	129,393,467	8,741,096	—	138,134,563
Materials	9,206,753	—	—	9,206,753
Short-term Investments	4,845,530	—	—	4,845,530
				$306,544,614

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2021 (continued)

(b)

Expenses — The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodial fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets and are in some cases allocated based on other factors. The Funds’ expenses may be reduced by advisory fee waivers, brokerage credits and uninvested cash balances earning interest or credits. Such credits are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

Brokerage commissions may be paid to certain brokers which reduce transfer agent fees and expenses. For the year ended September 30, 2021, the Funds received no such brokerage commission credits. The Funds received earnings credits on certain cash account balances which reduced transfer agent fees and expenses by less than $1 (in thousands) for each of the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund for the year ended September 30, 2021. Brokerage commission credits and earnings credits (if any) are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

(c)

Federal Income Taxes — Each Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to continue to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income taxes. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

(d)

Distributions to Shareholders — Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as foreign currency transactions and net investment losses.

The Funds at times may invest in real estate investment trusts (“REITs”). REITs generally pay dividends to their investors based upon cash available from their operations and this amount may differ significantly from the REITs’ actual earnings and profits (“E&P”) determined for income tax purposes. It is common for these dividends to exceed the REITs’ taxable E&P, resulting in the excess portion of such dividends eventually being designated as a return of capital. Determination of the tax character of dividends made by REITs is typically performed by the REIT several months subsequent to the payment of the dividend. Therefore, due to timing issues, the Funds may be in a position of being required to calculate and pay required distribution amounts to their shareholders based on the best information available from the REITs, which may be prior to the final determination of the REITs’ taxable E&P, and it is possible that a portion of the Funds’ distribution amounts could include a return of capital to shareholders for federal income tax purposes.

(e)

Foreign Currency Translation — The accounting records of the Funds are maintained in US dollars. For valuation purposes, values of securities denominated in foreign currencies are translated into US dollars at 4:00 p.m. Eastern Time. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

Reported realized gains and losses on foreign currency transactions arise from sales of portfolio securities, forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the end of the reporting period. Net unrealized appreciation or depreciation on investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, resulting from changes in the exchange rates and changes in market prices of securities held.

Transactions in foreign-denominated assets may involve greater risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk.

(f)

Derivative Instruments — “Disclosure about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”) requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows.

The Funds are not intended as vehicles for investing substantially in derivative instruments, and may hold derivative instruments only infrequently. The Funds enter into derivative instruments in order to increase exposure to certain investments, asset classes, or markets, or for hedging purposes to hedge against adverse movements in securities prices, currency rates or interest rates. The Funds can hold various types of derivative instruments such as futures contracts and options on securities, financial indexes, and foreign currencies, options on futures, forward foreign currency contracts, interest rate swaps, credit default swaps, and swap-related products. The use of derivative instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the derivative instruments and the underlying securities, or that the counterparty will fail to perform its obligations. There were no outstanding derivative instruments held by the Funds as of September 30, 2021 nor did the Funds utilize derivative instruments during the year ended September 30, 2021.

NOTES TO FINANCIAL STATEMENTS

(g)

Non-Interested Trustees’ Deferred Fee Plan — Effective February 1, 2000, the Board of Trustees adopted the Marsico Investment Fund Deferred Fee Plan (the “Deferred Fee Plan”), amended and restated as of December 30, 2005, which allows the Trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“non-interested Trustees”), to defer the receipt of all or a portion of their compensation received from the Funds and may be invested as directed by each non-interested Trustee. The Deferred Fee Plan was further amended and restated as of November 10, 2020 to allow for any deferred fees credited to accounts established on behalf of the non-interested Trustees to be invested into the Funds and other investment options allowed under the Deferred Fee Plan, such as a non-affiliated US government money market fund, among other clarifying changes. The amounts credited to these accounts increase or decrease in accordance with the performance of the investments selected by the non-interested Trustees. The market value of the deferred account balances as of September 30, 2021 is shown on the Statements of Assets and Liabilities as part of an asset account, “Prepaid expenses and other assets”, and a liability account, “Accrued trustees’ fees”. Additionally, the fluctuation of the account balances due to the performance of the investments is recorded by the Funds as unrealized appreciation (depreciation), which is shown as part of “Total distributable earnings” on the Statements of Assets and Liabilities, and as compensation expense, which is shown as part of the expense account “Trustees’ fees and expenses” on the Statements of Operations. Fees earned and deferred by the non-interested Trustees for the year ended September 30, 2021 are also included in “Trustees’ fees and expenses” on the Statements of Operations. Amounts contributed to the Deferred Fee Plan will be deferred until distributed in accordance with the Deferred Fee Plan. Unrealized appreciation (depreciation) of the investments held in the Deferred Fee Plan is subject to the Funds’ expense reimbursement agreement with the Adviser.

(h)

Other — Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded when the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts.

(i)

Indemnifications — In the normal course of business, the Funds enter into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss in connection with these potential indemnification obligations to be remote. There can be no assurance that material liabilities related to such obligations will not arise in the future, which may adversely impact a Fund.

3.	Investment Advisory Agreement and Transactions With Affiliates

Each Fund has an agreement with the Adviser to furnish investment advisory services to the Funds. Each Fund calculates and accrues the investment advisory fee daily based on the following rates (expressed as annual rates) and pays the Adviser monthly:

Annual Rate of Average Daily Net Assets	Asset Threshold
0.80%	First $250 million
0.75%	Next $250 million
0.70%	Next $250 million
0.65%	In excess of $750 million

The Adviser has entered into a written expense limitation and fee waiver agreement under which it has agreed to limit the total expenses of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.50% of the average net assets of the International Opportunities Fund and the Global Fund, and 1.45% of the average net assets of the Focus Fund, the Growth Fund, and the Midcap Growth Focus Fund until January 31, 2022. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2022, upon 15 days prior notice to the Fund and its administrator. Prior to February 1, 2021, the Adviser had agreed to limit the total expenses of the Global Fund to an annual rate of 1.45% of the average net assets of the Global Fund.

The Adviser may recoup from a Fund fees previously waived or expenses previously reimbursed by the Adviser with respect to that Fund pursuant to these agreements (or a previous expense limitation agreement) if: (1) such recoupment by the Adviser does not cause the Fund, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred. Under this arrangement during the year ended September 30, 2021, the Adviser received $139 and $244 (in thousands) of reimbursement from the Growth Fund and the Global Fund, respectively, for previously waived or reimbursed expenses. The reimbursement amounts are reflected in “Recoupment of previously waived expenses”

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2021 (continued)

on the Statements of Operations. As of September 30, 2021, recoupment amounts (in thousands) that may potentially be made by the International Opportunities Fund and the Global Fund to the Adviser are as follows:

Year of Expiration	International Opportunities Fund	Global Fund
2022	$123	$—
2023	167	541
2024	107	—
	$397	$541

Certain officers of the Trust are also officers of the Adviser. The Funds pay a portion of the Chief Compliance Officer’s total compensation costs which is shown as part of the expense account “Professional fees” on the Statements of Operations. No other officers of the Trust received compensation from the Funds during the year ended September 30, 2021.

4.	Distribution and Service Plan

The Funds have adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act, and effective November 15, 2017, the Board of Trustees approved a Second Amended and Restated Distribution and Service Plan (the “Plan”). The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of a Fund’s average daily net assets. The Plan, as amended, clarifies that while the maximum 12b-1 Fee rate remains limited to 0.25% per annum of each Fund’s average daily net assets, one or more Funds may be charged a lower rate from time to time upon approval by the Board of Trustees, and the rate may vary by Fund. The Plan, as amended, also clarifies that previously accrued amounts of the 12b-1 Fee for each Fund may be used by that Fund to pay any current or previously accrued expenses of the Fund authorized by the amended Plan, including non-distribution expenses, authorized by the Plan.

Payments may be made by the Funds under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the Funds, as determined by the Board of Trustees, as well as for account maintenance and personal services to shareholders and any other non-distribution-related services. The Adviser may, out of its own resources (which may include legitimate profits from providing advisory services to the Funds or other clients) and at its sole discretion, make certain payments on behalf of the Funds or the Plan for expenses incurred by a Fund for distribution of Fund shares and related services or for administrative or other expenses incurred by the Fund.

Pursuant to the amended Plan, the Board of Trustees temporarily eliminated 12b-1 accruals for the Focus Fund for the period from June 1, 2018 to January 31, 2021. Effective February 1, 2021, the Focus Fund began accruing 12b-1 Fees at a rate of 0.25% per annum of the average daily net assets of the Fund, continuing until such time as the Board authorizes a different rate. The Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund and Global Fund continue to accrue 12b-1 Fees at a rate of 0.25% per annum of the average daily net assets of each Fund.

5.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended September 30, 2021, were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
Purchases	$238,542	$242,139	$69,440	$29,757	$197,439
Sales	$355,545	$344,494	$101,486	$35,178	$226,261

There were no purchases or sales of US government securities, excluding short-term investments.

6.	COVID-19 Pandemic

The recent global outbreak of an infectious respiratory illness caused by a novel strain of coronavirus (“COVID-19”) has disrupted economic and financial markets, resulted in substantial market volatility and impacted the valuations of the Funds’ investments during the reporting period. The prolonged economic impact of COVID-19 remains uncertain. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the COVID-19 pandemic, and such uncertainty may in turn continue to impact the value of the Funds’ investments.

NOTES TO FINANCIAL STATEMENTS

7.	Federal Income Tax Information

“Accounting for Uncertainty in Income Taxes” (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, consisting of fiscal years 2018-2021 as defined by Internal Revenue Service (“IRS”) statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended September 30, 2021, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At September 30, 2021, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
Cost of Investments	$414,319	$249,668	$218,743	$43,736	$181,634

Gross Unrealized Appreciation	$463,422	$174,335	$168,288	$17,983	$130,521
Gross Unrealized Depreciation	(1,912)	(4,318)	(7,817)	(1,235)	(5,610)

Net Unrealized Appreciation on Investments	$461,510	$170,017	$160,471	$16,748	$124,911

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals.

As of September 30, 2021, the components of accumulated earnings on a tax basis were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
Undistributed Ordinary Income	$11,039	$27,445	$2,237	$852	$3,670
Undistributed Trustees’ Deferred Compensation	(5,924)	(2,417)	(1,091)	(377)	(2,458)
Undistributed Long-Term Capital Gains	88,739	92,399	41,236	4,042	42,047
Tax Accumulated Earnings	93,854	117,427	42,382	4,517	43,259
Net Unrealized Appreciation on Investments	461,510	170,017	160,471	16,748	124,911
Net Unrealized Appreciation on Foreign Currency Translations	—	—	—	1	2
Trustees’ Deferred Compensation Mark-to-Market	3,803	1,065	163	45	197
Total Accumulated Earnings	$559,167	$288,509	$203,016	$21,311	$168,369

Undistributed ordinary income consists of net investment income, passive foreign investment company and timing differences related to qualified late-year losses.

The tax character of distributions paid during the fiscal years ended September 30, 2021 and 2020 was as follows:

	2021		2020
(Amounts in thousands)	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Focus Fund	$13,699	$66,119	$—	$43,408
Growth Fund	11,535	26,440	—	25,236
Midcap Growth Focus Fund	—	9,729	—	8,884
International Opportunities Fund	—	1,438	191	2,090
Global Fund	—	7,258	—	—

The tax character of dividends paid may differ from that shown in the Financial Highlights due to short-term gains being treated as ordinary income for tax purposes.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2021 (continued)

8.	Subsequent Events

The Funds declared the payment of a distribution to be paid, on October 1, 2021, to shareholders of record on September 30, 2021 as follows:

(Amounts per Share)	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains
Focus Fund	$—	$0.4173	$2.7148
Growth Fund	—	1.8802	6.1495
Midcap Growth Focus Fund	—	0.2943	5.5929
International Opportunities Fund	—	0.7000	1.9931
Global Fund	—	0.2922	3.3468

On November 17, 2021, the Board of Trustees approved the Adviser’s proposed amended written expense limitation and fee waiver agreement, which superseded a previous agreement and became effective immediately. A primary effect of the amendment was to extend the expiration date of the agreement. Under the amended agreement, the Adviser has agreed to limit the total expenses of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to the same annual rates as previously agreed, with an extension of the expiration date to January 31, 2023, instead of January 31, 2022 as previously agreed. This amended expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2023, upon 15 days prior notice to the Funds and their administrator. The total expense limitation for each of the Funds is as follows:

Fund	Total Expense Limitation
Focus Fund	1.45%
Growth Fund	1.45%
Midcap Growth Focus Fund	1.45%
International Opportunities Fund	1.50%
Global Fund	1.50%

Management of the Adviser has determined that there were no other material subsequent events that would require disclosure in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Marsico Investment Fund and Shareholders of Marsico Focus Fund, Marsico Growth Fund, Marsico Midcap Growth Focus Fund, Marsico International Opportunities Fund and Marsico Global Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Marsico Focus Fund, Marsico Growth Fund, Marsico Midcap Growth Focus Fund (formerly Marsico 21st Century Fund), Marsico International Opportunities Fund and Marsico Global Fund (constituting The Marsico Investment Fund, hereafter collectively referred to as the “Funds”) as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Denver, Colorado
November 17, 2021

We have served as the auditor of one or more investment companies in The Marsico Investment Fund since 1997.

EXPENSE EXAMPLE

EXPENSE EXAMPLE For the six-month period ended September 30, 2021 (Unaudited)

As a shareholder of the Marsico Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 to September 30, 2021 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid for the six-month period ended September 30, 2021” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees (if any). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (if any) were included, your costs could have been higher.

	Annualized expense ratio	Beginning account value April 1, 2021	Ending account value September 30, 2021	Expenses paid for the six-month period ended September 30, 2021(1)
FOCUS FUND
Actual Example	1.36%	$ 1,000.00	$ 1,120.40	$ 7.24
Hypothetical Example, assuming a 5% return before expenses		$ 1,000.00	$ 1,018.17	$ 6.89

GROWTH FUND
Actual Example	1.34%	$ 1,000.00	$ 1,108.70	$ 7.10
Hypothetical Example, assuming a 5% return before expenses		$ 1,000.00	$ 1,018.27	$ 6.80

MIDCAP GROWTH FOCUS FUND
Actual Example	1.32%	$ 1,000.00	$ 1,082.50	$ 6.87
Hypothetical Example, assuming a 5% return before expenses		$ 1,000.00	$ 1,018.40	$ 6.66

INTERNATIONAL OPPORTUNITIES FUND
Actual Example	1.50%	$ 1,000.00	$ 1,046.60	$ 7.70
Hypothetical Example, assuming a 5% return before expenses		$ 1,000.00	$ 1,017.48	$ 7.59

GLOBAL FUND
Actual Example	1.45%	$ 1,000.00	$ 1,067.50	$ 7.52
Hypothetical Example, assuming a 5% return before expenses		$ 1,000.00	$ 1,017.73	$ 7.34

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period).

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act (“Rule 22e-4”), the Trust has adopted and implemented a Liquidity Risk Management Program (the “Program”) and Policy (the “Policy”) for the Funds. The Board designated Marsico Capital Management, LLC (or a committee of its employees representing various departments such as trading/research, compliance, legal, and operations, and one or more officers of the Trust, as available) (the “Committee”) as the Program Administrator.

The Program and Policy are reasonably designed to assess and manage each Fund’s liquidity risk. For purposes of Rule 22e-4, “liquidity risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Components of the Program and Policy include: (i) assessing each Fund’s liquidity risk based on certain factors at least annually; (ii) classifying the liquidity of each Fund’s portfolio investments into one of four designated liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid and Illiquid) that reflect an estimate of liquidity under current market conditions, and reviewing the classification at least monthly; (iii) confirming expectations in the Policy that the Funds do not need to set a requirement to hold a minimum amount of highly liquid investments (or Highly Liquid Investment Minimum (“HLIM”)) because each Fund primarily holds investments that are highly liquid and qualifies as a Primarily Highly Liquid Fund not subject to HLIM requirements; (iv) restricting the illiquid investments held by a Fund to no more than 15% of the Fund’s net assets and monitoring compliance with the limit; and (v) periodic reporting of liquidity information as required.

At a meeting held on May 12, 2021, the Board of Trustees reviewed the operation and effectiveness of the Program for the period from January 1, 2020 through December 31, 2020, or any later date for which relevant information was presented (the “period”). The Board had previously received interim updates on the implementation of the Program at each regularly scheduled quarterly meeting subsequent to the formal Program adoption. At the May 12, 2021 meeting, the Board reviewed a report and related information prepared by the Chief Compliance Officer on behalf of the Program Administrator and Committee regarding the operation of the Program and Policy, the adequacy and effectiveness of their implementation during the period, and other issues. The report included, among other things, a review of the Committee’s findings regarding: (A) the liquidity risk of each Fund; (B) the classification of the liquidity of each portfolio investment and review at least monthly; (C) confirmation that the HLIM is not applicable; (D) monitoring of the 15% restriction on illiquid investments held by a Fund; (E) periodic reporting of liquidity information as required; and other matters. Based upon the review, the Committee determined that the Program and Policy appeared to have operated well, and to have been implemented adequately and effectively to meet key Program requirements in facilitating the Funds’ compliance with Rule 22e-4 during the period.

OTHER INFORMATION

OTHER INFORMATION (Unaudited)

Proxy Voting Guidelines

The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Funds and a record of the Funds’ proxy votes for the one-year period ended June 30, 2021 are available without charge, upon request, by calling 888-860-8686. It is also available on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available immediately upon filing on the SEC’s website at www.sec.gov.

Other Tax Information

Corporate Dividends Received Deduction

For the fiscal year ended September 30, 2021, 29.21%, 12.74%, 0%, 0%, and 0% of the dividends paid from net investment income qualified for the dividends received deduction available to corporate shareholders of the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code, the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund designated income dividends (in thousands) of $4,005, $1,452, $0, $0, and $0, respectively, as qualified dividend income paid during the fiscal year ended September 30, 2021.

Foreign Taxes Paid

Pursuant to the foreign tax credit election under Section 853 of the Internal Revenue Code, the International Opportunities Fund designated (in thousands) $937 of income derived from foreign sources and $78 of foreign taxes paid, for the year ended September 30, 2021.

Of the ordinary income (including short-term capital gain) distributions made during the year ended September 30, 2021, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
International Opportunities Fund	$0.3698	$0.0306

Long Term Capital Gains Designation

For the fiscal year ended September 30, 2021, the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund designated (in thousands) $66,119, $26,440, $9,729, $1,438, and $7,258, respectively, as a 20% rate gain distribution for the purpose of the dividends paid deduction. For income tax purposes, the Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Cost Basis Information

Federal law requires mutual fund companies to maintain a shareholder’s cost basis by tax lot and report gain/loss information and holding periods for sales of mutual fund shares that are “covered” securities to the IRS and to shareholders on Form 1099. Mutual fund shares, such as shares of the Funds, acquired on or after January 1, 2012 are covered securities. The Funds are not responsible for maintaining and reporting share information for their shares that are not deemed “covered.”

The tax regulations require that the Funds elect a default tax identification methodology in order to perform the required reporting. The Funds have chosen the first-in-first-out method as the default tax lot identification method for its shareholders. This is the method the Funds will use to determine which specific shares are deemed to be sold when a shareholder’s entire position is not sold in a single transaction and is the method in which “covered” share sales will be reported on a shareholder’s Form 1099.

However, at the time of purchase or upon the sale of “covered” shares, shareholders may generally choose a different tax lot identification method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Funds and their service providers do not provide tax advice.

TRUSTEE AND OFFICER INFORMATION

TRUSTEE AND OFFICER INFORMATION INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay S. Goodgold 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1954	Trustee; Lead Independent Trustee	Trustee (since February 2006); Lead Independent Trustee (since November 2010)	Private investor (July 2003 - present); Managing Director, Goldman, Sachs & Co. (August 1978 - June 2003).	5	None
Michael D. Rierson 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1952	Trustee	Since November 1998	Private investor (December 2019 - present); President, The Rierson Group (marketing and consulting firm serving non-profit organizations) (June 2015 - November 2019); Senior Vice President for Development, Colonial Williamsburg Foundation (January 2011 - June 2015).	5	None
Joseph T. Willett 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1951	Trustee	Since November 2002	Private investor (2002 - present); Chief Operating Officer, Merrill Lynch Europe (1998 - 2002).	5	None
Matthew C. Flavin 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1979	Trustee	Since August 2019	Chairman and Chief Executive Officer, Concord Energy Holdings (October 2015 - present); Senior Vice President, Energy Corporation of America (March 2012 - October 2015); National Security Council/Department of Defense Senior Executive Service (November 2008 - February 2012); United States Navy (August 2002 - July 2007).	5	None

(1)

Each Trustee serves an indefinite term until the election of a successor or until reaching the mandatory retirement age for non-interested Trustees as established by the Trustees and set forth in the Trust’s Statement of Independent Trustee Retirement Policy, or until his or her resignation, death or removal. Each Officer serves an indefinite term, renewed annually, until the election of a successor (or until their resignation or removal).

The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 888-860-8686 or visiting marsicofunds.com.

TRUSTEE AND OFFICER INFORMATION

TRUSTEE AND OFFICER INFORMATION INTERESTED TRUSTEES* AND OFFICERS

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas F. Marsico(2) 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1955	Trustee, President, Chief Executive Officer and Chief Investment Officer	Since December 1997	Chief Executive Officer, Marsico Capital Management, LLC (more than five years).	5	None
Christopher J. Marsico(2)(3) 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1961	Trustee, Executive Vice President and Chief Operating Officer	Trustee (August 2007 - March 2010 and since May 2010); Vice President and Treasurer (September 2002 - May 2010); Executive Vice President and Chief Operating Officer (since May 2010)	President, Marsico Capital Management, LLC (more than five years).	5	None
Neil L. Gloude, CPA(4) 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1961	Vice President, Secretary and Treasurer	Vice President and Secretary (since May 2008); Treasurer (since May 2010)	Executive Vice President, Chief Financial Officer and Treasurer, Marsico Capital Management, LLC (more than five years).	N/A	N/A
Steven R. Carlson 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1964	Chief Compliance Officer	Since July 2016	Executive Vice President and Chief Compliance Officer, Marsico Capital Management, LLC (more than five years).	N/A	N/A
Thomas M. J. Kerwin(5) 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1955	Chief Legal Officer	Since August 2003	Executive Vice President and General Counsel, Marsico Capital Management, LLC (more than five years).	N/A	N/A

*	Trustees who are “interested persons” of the Funds, as defined in the 1940 Act.

(1)

Each Trustee serves an indefinite term until the election of a successor or until reaching the mandatory retirement age for non-interested Trustees as established by the Trustees and set forth in the Trust’s Statement of Independent Trustee Retirement Policy, or until his or her resignation, death or removal. Each Officer serves an indefinite term, renewed annually, until the election of a successor (or until their resignation or removal).

(2)

Mr. Thomas Marsico and Mr. Christopher Marsico are considered Interested Trustees of the Trust because of their affiliation with Marsico Capital Management, LLC, the Adviser to the Funds. Mr. Thomas Marsico and Mr. Christopher Marsico are brothers.

(3)

Mr. Christopher Marsico resigned for personal reasons effective October 20, 2021. Mr. Marsico no longer serves as Trustee, Executive Vice President and Chief Operating Officer of the Trust or President of Marsico Capital Management, LLC.

(4)

Effective as of November 10, 2021, Mr. Gloude became President, in addition to Chief Financial Officer and Treasurer, of Marsico Capital Management, LLC. He was previously Executive Vice President, Chief Financial Officer and Treasurer.

(5)

Mr. Kerwin retired as Chief Legal Officer of the Trust on September 30, 2021. On August 11, 2021, the Independent Trustees approved Kristopher J. Paulsen, Deputy General Counsel of Marsico Capital Management, LLC, as Mr. Kerwin’s successor effective October 1, 2021. Mr. Paulsen has been employed by Marsico Capital Management, LLC for more than five years.

The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 888-860-8686 or visiting marsicofunds.com.

MARSICO
FUNDS®

The Marsico Investment Fund

UMB Distribution Services, LLC, Distributor

P.O. Box 3210, Milwaukee, WI 53201-3210

marsicofunds.com • 888.860.8686

©2021 MARSICO CAPITAL MANAGEMENT, LLC

Not authorized for distribution unless preceded or accompanied by an effective Marsico Funds Prospectus.

(b) The Registrant did not disseminate any information to shareholders specified by paragraph (c)(3) of Rule 30e-3 under the Act (17 CFR 270.30e-3).

Item 2.	Code of Ethics

(a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of this code of ethics is attached hereto as Exhibit (a).

(b) Not used.

(c) There were no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e) Not applicable.

(f) See attached Exhibit (a).

Item 3.	Audit Committee Financial Expert

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Mr. Joseph T. Willett is the audit committee financial expert. Mr. Willett is “independent” under the applicable rules.

Item 4.	Principal Accountant Fees and Services

In each of the fiscal years ended September 30, 2021 and September 30, 2020, the aggregate Audit Fees billed (or to be billed) by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements as well as reimbursable expenses are listed below.

(a) Audit Fees.

2021	2020
$201,600*	$165,000

*	Includes $171,600 in audit fees for the fiscal year ended September 30, 2021 and $30,000 for the review of the Funds’ amended registration statement filed in conjunction with the addition of an Institutional Share Class to each Fund.

(b) Audit-Related Fees.

In each of the fiscal years ended September 30, 2021 and September 30, 2020, the aggregate Audit-Related Fees billed (or to be billed) by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of each fund's financial statements, but not reported as Audit Fees, are shown in the table below.

2021	2020
$0	$0

(c) Tax Fees.

In each of the fiscal years ended September 30, 2021 and September 30, 2020 the aggregate Tax Fees billed (or to be billed) by PwC for professional services rendered for tax compliance, tax advice, and tax planning are shown in the table below.

2021	2020
$53,040	$51,000

All of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended September 30, 2021 and September 30, 2020 the aggregate Other Fees billed (or to be billed) by PwC for all other non-audit services rendered are shown in the table below.

2021	2020
$0	$0

(e) (1) Audit Committee Pre-Approval Policies and Procedures:

Pursuant to the Trust’s Audit Committee Charter and Policies and Procedures (collectively, the “Procedures”), the Audit Committee has adopted pre-approval policies and procedures to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Trust by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Trust’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Trust (collectively, any “Service Affiliates”) if the engagement directly relates to the Trust’s operations and financial reporting.

In accordance with the Procedures, the Committee is responsible for the engagement of the independent accountant to certify the Trust’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Trust and its Service Affiliates, the Procedures provide that the Committee may pre-approve such services on a project-by-project basis as they arise. The Procedures also permit the Committee to delegate authority to the Audit Committee Chairman (the “Designated Member”) to pre-approve any proposed non-audit services that have not been previously approved by the Committee, subject to certain conditions. Any action by the Designated Member in approving a requested non-audit service shall be presented to the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the independent auditor’s provision of a requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

100% of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) According to PwC for the fiscal year ended September 30, 2021, the percentage of hours spent on the audit of the Marsico Funds’ financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

PwC 2021

Work performed by persons who are not full-time 0%

(g) In each of the fiscal years ended September 30, 2021 and September 30, 2020, the aggregate fees billed (or to be billed) by PwC relating to non-audit services that were rendered to the Trust, to its investment adviser, and to any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust are shown in the table below.

2021	2020
$2,000	$1,800

Non-audit services noted in 2021 and 2020 are for an accounting guidance software license utilized and paid for by the investment adviser

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits

(a)(1) Code of Ethics - Filed as an attachment to this filing.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed as an attachment to this filing.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(a)(4) Change in the registrant’s independent public accountant.

Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Marsico Investment Fund

By: /s/ Thomas F. Marsico

Thomas F. Marsico,

Trustee, President, Chief Executive Officer and Chief Investment Officer

(Principal Executive Officer)

Date: December 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas F. Marsico

Thomas F. Marsico,

Trustee, President, Chief Executive Officer and Chief Investment Officer

(Principal Executive Officer)

Date: December 2, 2021

By: /s/ Neil L. Gloude

Neil L. Gloude,

Vice President, Secretary and Treasurer

(Principal Financial Officer)

Date: December 2, 2021